SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant   [X]

Filed by a Party other than the Registrant   [ ]

Check the appropriate box:

[X]      Preliminary Proxy Statement

[ ]      Confidential, for Use of the Commission Only (as permitted by
         Rule 14a-6(e)(2))
[ ]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to Section 240.14a-11(c) or ss. 240.14a-12


                            U.S. PLASTIC LUMBER CORP.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


                                 Not Applicable
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box)

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)      Title of each class of securities to which transaction applies:

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     (2)      Aggregate number of securities to which transaction applies:

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




     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.):

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     (4)      Proposed maximum aggregate value of transaction:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration
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     (1)      Amount Previously Paid:

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     (2)      Form, Schedule or Registration Statement No.:

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     (4)      Date Filed:

                        U.S. PLASTIC LUMBER CORPORATION
                          2300 GLADES RD., SUITE 440W
                           BOCA RATON, FLORIDA 33431
                                 (561) 394-3511


April 2, 1999

Dear Stockholder:

The directors and officers of your company cordially invite you to attend the Annual Meeting of U.S. Plastic Lumber Corporation's stockholders, which will be held in the Sheraton Hotel located at 2000 N.W. 19th Street and Sheraton Way, Boca Raton, FL 33431 on Wednesday, May 5, 1999, at 2:00 P.M. (Eastern Daylight Savings Time).

At the Annual Meeting, stockholders will be asked to elect two directors for a term of four years; consider and vote upon proposals to approve non-qualified stock option grants to employees and non-employee directors since June 25, 1998; ratify and adoption of the 1999 Employee Stock Option Plan and the 1999 Non-Employee Director Stock Option Plan; and ratify the appointment of Arthur Andersen LLP as the Company's auditors for fiscal 1999; all more fully described in the proxy statement enclosed herewith.

We will also report on the progress of your company and comment on matters of current interest. There will be a period of informal discussion in which shareholders will have an opportunity to comment or ask questions.

IT IS IMPORTANT YOUR SHARES ARE REPRESENTED AT THE ANNUAL MEETING, WHETHER OR NOT YOU ATTEND THE ANNUAL MEETING IN PERSON AND REGARDLESS OF THE NUMBER OF SHARES YOU OWN. TO MAKE SURE YOUR SHARES ARE REPRESENTED, WE URGE YOU TO VOTE, DATE AND SIGN YOUR PROXY CARD AND RETURN IT TO THE COMPANY IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE.

Sincerely,

Mark S. Alsentzer
Chairman

                        U.S. PLASTIC LUMBER CORPORATION
                          2300 GLADES RD., SUITE 440W
                           BOCA RATON, FLORIDA 33431


              NOTICE OF THE 1999 ANNUAL MEETING OF THE STOCKHOLDERS
                             TO BE HELD MAY 5, 1999

TO THE STOCKHOLDERS OF U.S. PLASTIC LUMBER CORPORATION:

         Notice is hereby given that the 1999 Annual Meeting of the Stockholders ("Annual Meeting") of U.S. Plastic Lumber Corporation (the "Company") will be held at the Sheraton Hotel located at 2000 N.W. 19th Street and Sheraton Way, Boca Raton, Florida 33431 on Wednesday, May 5, 1999 at 2:00 p.m. to consider and take action with respect to the following matters:

         1. To elect two directors for a term of fours years, or until their successors have been duly elected and qualified;

         2. To ratify the grant of non-qualified stock options of Common Stock made to employees and non-employee directors of the Company since June 25, 1998; and

         3. To ratify the adoption of the 1999 Employee Stock Option Plan; and

         4. To ratify the adoption of the 1999 Non-Employee Director Stock Option Plan; and

         5. To ratify the appointment of Arthur Andersen LLP as the Company's auditors for the fiscal year ending December 31, 1999; and

         6. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof. The Board of Directors is not aware of any other business to come before the Annual Meeting.

         Any action may be taken on the foregoing proposals at the Annual Meeting on the date specified above, or on any date or dates to which the Annual Meeting may be adjourned. Holders of record of the Company's Common Stock as of the close of business on March 22, 1999 are entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof.

         Even if you plan to attend the Annual Meeting in person, you are requested to date, sign and return the enclosed form of proxy card, which is solicited on behalf of the Board of Directors, at your earliest convenience. You may revoke your proxy at any time prior to exercise.

                                            By Order of the Board of Directors,



                                            Bruce C. Rosetto
                                            Secretary

April 2, 1999
Boca Raton, Florida


              PLEASE SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT
            IN THE ACCOMPANYING ENVELOPE AS SOON AS POSSIBLE. IT WILL
          SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES
      AND ENSURE A QUORUM AT THE ANNUAL MEETING. NO POSTAGE IS REQUIRED IF
                          MAILED IN THE UNITED STATES.

                         U.S. PLASTIC LUMBER CORPORATION
                           2300 GLADES RD. SUITE 440W
                            BOCA RATON, FLORIDA 33431

                                 PROXY STATEMENT
                       1999 ANNUAL MEETING OF STOCKHOLDERS
                                   MAY 5, 1999

         The Board of Directors of U.S. Plastic Lumber Corporation (hereinafter called "USPL" or the Company") solicits your proxy for use at the 1999 Annual Meeting of Stockholders (the "Annual Meeting") to be held on May 5, 1999 at the Sheraton Hotel located at 2000 N.W. 19th Street and Sheraton Way, Boca Raton, Florida 33431 at 2:00 p.m. E.D.T. or any postponement or adjustment thereof for the purposes set forth in the foregoing Notice of the Annual Meeting. The Notice of Annual Meeting, this proxy statement and the enclosed proxy are being first mailed to Stockholders on or about April 2, 1999.

         At the Annual Meeting, stockholders will be asked to: (i) elect two directors for a term of four years, or until their successors have been duly elected and qualified; (ii) ratify the grant of non-qualified stock options of Common Stock to employees and non-employee directors of the Company since June 25, 1998; (iii) ratify the adoption of the 1999 Employee Stock Option Plan ;
(iv) ratify the adoption of the 1999 Non-Employee Director Stock Option Plan ; and (v) ratify the appointment of Arthur Andersen LLP as the Company's auditors for fiscal year ending December 31, 1999, as well as, transact any other business which may properly come before the Annual Meeting.

         Stockholders of record can mail their signed proxy to the Company in the self addressed stamped envelope provided herewith. A proxy may be revoked at any time prior to the voting at the Annual Meeting by submitting a later dated proxy or by giving written notice of such revocation to the Secretary of the Company or by attending the Annual Meeting and voting in person.

VOTE REQUIRED AND PROXY INFORMATION

         Only stockholders of USPL common stock, par value $.0001 per share, (the "Common Stock") of record at the close of business on March 22, 1999 ("Record Date") are entitled to vote at the Annual Meeting.

         As of the close of business on the Record Date, _______ shares of USPL Common Stock were issued and outstanding. Each share of Common Stock entitles the holder to one vote on each matter presented at the Annual Meeting. In order for a quorum to be present at the Annual Meeting, a majority of the outstanding shares of the Company's Common Stock as of the close of business on the Record Date must be present in person or represented by proxy at the Annual Meeting. All such shares that are present in person or represented by proxy at the Annual Meeting will be counted in determining whether a quorum is present, including abstentions and broker non-votes.

         A form of proxy is enclosed. If properly executed and received in time for voting, and not revoked, the enclosed proxy will be voted as indicated in accordance with the instructions thereon. If no directions to the contrary are indicated, the persons named in the enclosed proxy will vote all shares of the Common Stock for election of all nominees for director hereinafter named and for approval of Proposals 2, 3, 4 and 5 ratifying the adoption of a Non-Qualified Stock grants to directors/employees and third parties of the Company, ratifying the adoption of a Non-Qualified Stock Option Plan for employees and ratifying the appointment of Arthur Andersen LLP as the independent auditors of the Company for fiscal 1999.

         The enclosed proxy confers discretionary authority to vote with respect to any and all of the following matters that may come before the Annual Meeting:
(i) matters to be presented at the Annual Meeting which the Company does not have notice on or prior to March 15, 1999; (ii) approval of the minutes of a prior meeting of stockholders, if such approval does not amount to ratification of the action taken at the Annual Meeting; (iii) the election of any person to any office for which a bona fide nominee is unable to serve or for good cause will not serve; (iv) any proposal omitted from this proxy statement and form of proxy pursuant to Rules 14a-8 or 14a-9 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"); and (v) matters incident to the conduct of the Annual Meeting. In connection with such matters, the persons named in the enclosed form of proxy will vote in accordance with their best judgment.

         The Company is not currently aware of any matters which will be brought before the Annual Meeting (other than procedural matters) which are not referred to in the enclosed notice of the Annual Meeting. However, if any additional matters are properly brought before the Annual Meeting, the persons named in the enclosed proxy shall vote the proxies in their discretion in the manner they believe to be in the best interest of USPL. The accompanying form of proxy has been prepared at the direction of the Board of Directors and is sent to you at the request of the Board of Directors. The proxies named therein have been designated by your Board of Directors.

         The election of directors will be determined by a plurality vote. The approval of Proposals 2, 3, 4 and 5 and any other business matters properly brought before the Annual Meeting requires the number of votes cast in favor of the proposal to exceed the number of votes cast in opposition to the proposal. Under the Nevada law, an abstention, withholding of authority to vote or a broker non-vote on any proposal, other than the election of directors, will not be counted as votes cast for or against such proposal.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

         The following table sets forth certain information with respect to the beneficial ownership of the Company's Common Stock by: (i) each person who is known to the Company to be the beneficial owner of five percent (5%) or more of the outstanding Common Stock, (ii) each director of the Company, (iii) the Company's chief executive officer and each officer of the Company whose salary and bonus totaled $100,000 or more during fiscal 1998; and (iv) all directors and executive officers of the Company as a group.

         The securities "beneficially owned" by an individual are determined in accordance with the definition of "beneficial ownership" set forth in the regulations of the Securities and Exchange Commission. Accordingly they may include securities owned by or for, among others, the wife and/or minor children or the individual and any other relative who has the same home as such individual, as well as other securities as to which the individual has or shares voting or investment power or has the right to acquire under outstanding stock options within 60 days after the date of this table. Beneficial ownership may be disclaimed as to certain of the securities. All shares listed in the table below are Common Shares.

                                                     Amount of
                                                     Shares                     Percent
Name and Address**                                   Beneficially Owned         of Class
------------------                                   ------------------         --------
  DIRECTORS AND
  EXECUTIVE OFFICERS
  ------------------
  Mark Alsentzer                                     6,918,036(1)                 35.9%

  Roger Zitrin                                         349,517(2)                  1.9%

  August C. Schultes, III                            5,850,184(3)                 31.9%

  Gary J. Ziegler                                    6,179,100(4)                 33.1%

  Bruce C. Rosetto                                      86,196(5)                   *

  Michael D. Schmidt                                   100,004(6)                   *

  All executive officers
  and directors as a group
  (6 persons)                                        7,836,637                    39.2%

  5% HOLDERS
  ----------

  Stout Partnership(7)                               5,720,000                    30.8%
     101 Jessup Rd., Thorofare, NJ 08086
  Lancer Partners, L.P.(8)                             500,000                     2.7%
     200 Park Ave., Ste 3900 New York, NY 10166
  Michael Lauer(8)                                      50,000                      *
     200 Park Ave., Ste 3900 New York, NY 10166
  Lancer Voyager Fund(8)                                50,000                      *
     200 Park Ave., Ste 3900 New York, NY 10166
  Lancer Offshore, Inc.(8)                             511,111                     2.8%
     200 Park Ave., Ste 3900 New York, NY 10166

------------
 * Less than 1%.

 ** All addresses of the executive officers and directors is that of the Company

(1) Includes 955,000 shares which Mr. Alsentzer presently has the right to acquire through the exercise of outstanding options, 68,481 shares not presently outstanding which he has the right to acquire through conversion of outstanding preferred stock, 5,400,000 shares as to which Mr. Alsentzer has shared voting power, which are held of record by Stout Partnership, a partnership in which Mr. Alsentzer is a general partner and 320,000 options granted to Stout Partnership.

(2) Includes 28,147 shares which Mr. Zitrin presently has the right to acquire through conversion of outstanding preferred stock and 7,500 share he has the right to acquire through the exercise of options.
(3) Includes 103,684 shares which Mr. Schultes presently has the right to acquire through conversion of outstanding preferred stock, 7,500 shares he has the right to acquire through the exercise of options and 5,400,000 shares as to which Mr. Schultes has shared voting owner, which are held of record by Stout Partnership, a partnership in which Mr. Schultes is a general partner and 320,000 options granted to Stout Partnership.
(4) Includes 432,600 shares which Mr. Ziegler presently has the right to acquire through the conversion of shares of outstanding preferred stock, 7,500 shares he has the right to acquire through the exercise of options and 5,400,000 shares as to which Mr. Ziegler has shared voting power, which are held of record by Stout Partnership, a partnership in which Mr. Ziegler is a general partner and 320,000 options granted to Stout Partnership.
(5) Includes 50,000 shares Mr. Rosetto has the right to acquire through the exercise of options and 7,196 shares he has the right to acquire through the conversion of preferred stock.
(6) Includes 50,000 shares Mr. Schmidt has the right to acquire through the exercise of options and 25,004 shares he has the right to acquire through the conversion of preferred stock.
(7) Certain officers and directors of the Company are general partners of Stout Partnership, including Mark S. Alsentzer, August C. Schultes III, and Gary J. Ziegler. As reported in Schedule 13D dated March 13, 1998 filed by Stout Partnership ("Stout"), 5,400,000 shares beneficially owned by Stout plus 320,000 options beneficially owned by Stout provide 5,720,000 shares reported as shared voting and 5,720,000 shares with respect to shared dispositive power. All of the shares beneficially owned by Stout are owned by the general partnership, whose ownership is described in the Schedule 13D. Each of the individual partners of Stout Partnership have voting power and dispositve power equal to their pro rata interest.
(8) Lancer Partners, L.P., Michael Lauer, Lancer Voyager Fund and Lancer Offshore, Inc. are affiliated with one another and are controlled by the same general partner.


         The Beneficial Ownership Table does not include convertible debentures which may be converted into Common Stock of the Company as such securities are not convertible within 60 days of the record date for the Annual Meeting.

PROPOSAL 1  ELECTION OF DIRECTORS

         The Board of Directors is currently composed of seven seats. At the Annual Meeting, Stockholders will vote on the election of two directors for a four year term, whose terms expire at the Annual Meeting. The By-Laws provide for three classes of directors, each class serving staggered four year terms. If for any reason any of the nominees for election at the Annual Meeting becomes unable or is unwilling to serve at the time of the Annual Meeting, the persons named in the enclosed proxy will have discretionary authority to vote for substitute nominee or nominees. The Board knows of no reason why any nominee will be unable to serve.

         The following table sets forth information regarding nominees for election to the Company's Board of Directors and directors remaining in office and each director's term of office.

                         DIRECTORS STANDING FOR ELECTION

                                    Position with             Director
Name                       Age(1)   the Company               Since             Expiration of Term
--------------------------------------------------------------------------------------------------
Gary J. Ziegler             51       Director                 1997              2003
Louis J. Paolino            43       Director                 1999              2003


                         DIRECTORS WHOSE TERMS CONTINUE

Mark S. Alsentzer           43       Chairman, President,     1994              2000
                                     CEO and Director
August Schultes III         52       Director                 1997              2000
Roger N. Zitrin             50       Director                 1997              2002

-------------
(1)  Age as of 12/31/98


         The principal occupation of each director of the Company and each nominee for director is set forth below unless otherwise indicated. Unless otherwise noted, all directors have held their present employment position for at least five years.

MARK S. ALSENTZER. CHAIRMAN, DIRECTOR, PRESIDENT & CEO; Mr. Alsentzer has been the President and CEO since December 1996, and the Chairman since November 1997. As former President of Stout Environmental, Inc. Mr. Alsentzer developed that company from $2 million to $90 million in revenues and 46 to 700 employees. In 1992, Stout Environmental merged with Republic Industries, where Mr. Alsentzer remained as Vice President of Republic Environmental Systems, Inc. In addition, Mr. Alsentzer was Director of Cemtech, a company which grew from $3 to $21 million and was sold to Waste Management in 1991. Mr. Alsentzer founded Clean Earth, which is currently a wholly-owned subsidiary of the Company and a leading recycler of contaminated soil and debris located in the northeast. Mr. Alsentzer has a B.S. in Chemical Engineering from Lehigh University and an MBA from Farleigh Dickenson University.

ROGER N. ZITRIN. DIRECTOR; Dr. Zitrin was the founder and President of the Heart Association of Palm Beach County where he was a practicing physician specializing in cardiology until he retired in 1992. He is presently acting as an independent investor and investment advisor. Dr. Zitrin is the founder of Florida Medical Laser Corp. and Gold Coast Specialty Lab and co-founder of Physicians Cardiac Imaging. He is presently acting as financial advisor to Gold Coast Ventures, Inc. and serving as a Board member of Associated Home Health. Dr. Zitrin is a graduate of Rutgers College of Medicine and Dentistry.

AUGUST C. SCHULTES III. DIRECTOR; Mr. Schultes is Chairman of the Board and CEO of A.C. Schultes, Inc., a contracting and service organization specializing in water well drilling, water and waste water treatment, and pump and motor repair services with offices in Maryland, Delaware and two (2) locations in New Jersey for over seventy-five years. He is also the Chairman of the Board and CEO of Life Care Institute, a medical diagnostic center with facilities to perform stress tests, CAT scans, MRI scans and physical therapy located in New Jersey. He was also the founder, Chairman of the Board and CEO of Stout Environmental, Inc., a full service hazardous waste environmental company. Mr. Schultes is a graduate of Penn State University and has a BS in Civil Engineering.

GARY J. ZIEGLER. DIRECTOR; Mr. Ziegler is President of Consultants and Planners, Inc., which provides operating services to several water utility companies in New Jersey. Mr. Ziegler is a Professional Engineer and Professional Planner in New Jersey, a Professional Engineer in Maryland, Pennsylvania, Ohio and New York and a member of the American Society of Civil Engineers and the National Society of Professional Engineers. He was President of W.C. Services, Inc. and Vice President of Stout Environmental, Inc. Mr. Ziegler is a graduate of Clemson University with a BS degree in Civil Engineering.

LOUIS J. PAOLINO, JR. DIRECTOR. Mr. Paolino has served as Chairman, President, and CEO of Eastern Environmental Services, Inc. from June 1996 through DECEMBER 1998. Mr. Paolino has 16 years of experience in the environmental industry. He built Eastern Environmental over a 30 month period from $40 million in sales to over $450 million in sales and sold the company to Waste Management, Inc. for $1.1 billion on DECEMBER 31, 1998. Prior to that, from 1989 through June 1996, Mr. Paolino was President of Soil Remediation of Philadelphia, Inc., a company engaged in treating contaminated soil. From September 1993 to June 1996, Mr. Paolino served as Vice President of U.S. A. Waste Services, Inc. From November 1995 to January 1996, Mr. Paolino served on the Board of Directors of Metal Management, Inc., a publicly traded company. Mr. Paolino received a B.S. degree in Civil Engineering from Drexel University.

Set forth below is biographical information for the Company's executive officers who are not directors or nominees for Directors:

BRUCE C. ROSETTO. Age 41, VICE PRESIDENT AND GENERAL COUNSEL/SECRETARY; Mr. Rosetto joined the Company in January, 1997 and his primary responsibilities are acting as General Counsel to the Company, mergers and acquisitions, SEC reporting, investor relations and performing the functions as corporate secretary. Previously, his role included sales management. Mr. Rosetto was a partner in a New Jersey law firm; Paschon, Feurey, and Rosetto from 1982-86. In 1986, Mr. Rosetto became Chairman and CEO of Consolidated Waste Services of America, Inc., a fully integrated environmental company, building that company primarily through mergers and acquisitions into one of the largest privately owned environmental companies in New Jersey. CWSA was eventually sold to USA Waste Services in December 1997. In 1994, he became Chairman and CEO of Hemo Biologics International, Inc., a biologic products company. He graduated from LaSalle University in 1979 with a BA Degree in Political Science, and from Villanova University School of Law in 1982, with a JD Degree. He is currently a member of the Florida and New Jersey Bar.

MICHAEL D. SCHMIDT. Age 50, TREASURER AND CHIEF FINANCIAL OFFICER; Mr. Schmidt joined the Company in December 1997 and is responsible for the Company's overall financial direction and SEC reporting, accounting operations and accounting controls. Mr. Schmidt has over 20 years of public and private accounting experience including 10 years in the environmental industry. Prior to joining the Company, Mr. Schmidt served as Chief Financial Officer of Republic Environmental Systems, Inc., a publicly traded company and a leading environmental service provider, headquartered in Blue Bell, Pennsylvania, a position he held for approximately ten years. Mr. Schmidt has a Bachelor of Science in Business Administration from Rowan University and is a Certified Public Accountant in the State of New Jersey.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE NOMINEES FOR DIRECTOR.



DIRECTORS' MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         The Board of Directors held five meetings, one of which was held telephonically, and took numerous actions by execution of unanimous written consents during 1998. Each incumbent director attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and the committees on which such director served.

         COMMITTEES OF THE BOARD OF DIRECTORS

         The Company had an Audit Committee, Nominating Committee and a Compensation Committee during 1998. The following is a description of each such committee:

         The Audit Committee consisted of Messrs. Moody and Ziegler. It held one meeting during 1998. The Audit Committee recommends the independent accountants appointed by the Board of Directors of the Company and reviews issues raised by such accountants as to the scope of their audit and their report thereon including any questions or recommendations which may arise relating to the Company's internal accounting and auditing control procedures.

         The Nominating Committee consisted of Messrs. Blosser and Schultes. It held one meeting during 1998. Its function is to select candidates for election to the position of director and make recommendations to the Board regarding candidates. Any stockholder wishing to propose a nominee should submit a recommendation in writing to the Company's Secretary, indicating the nominee's qualifications and other relevant biographical information and providing confirmation of the nominee's consent to serve as a director.

         The Compensation Committee consisted of Messrs. Schultes and Ziegler. The Compensation Committee held two meetings during 1998. Its function is to review and make recommendations to the Board of Directors with respect to the Company's compensation of the officers of the Company, including salary, bonus, options and benefits under any existing and future compensation plans. Neither Mr. Ziegler nor Mr. Schultes is or has ever been an officer or employee of the Company or otherwise received compensation from the Company other than as a director.

         DIRECTOR COMPENSATION

         Beginning on May 15, 1996, the Board adopted a compensation package for non-employee directors which provides for the award of 100 shares of the Company's un-registered Common Stock for each meeting attended and 60 shares of un-registered Common Stock for each Committee meeting attended not held in conjunction with a regular board meeting. On December 9, 1998, the Board of Directors unanimously approved, subject to the approval of the Company's stockholders, a grant to each non-employee director of options to purchase 5,000 shares of the common stock at an exercise price of $3.50 per share. Directors who are employees of the Company are not paid any fees or additional compensation for service as members of the Board of Directors or any committees thereof. The Company is also seeking shareholder approval for a non-employee director stock option plan for future awards. See Proposal 3.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The Compensation Committee consisted of August C. Schultes, III and Gary J. Ziegler. Mark Alsentzer, the Company CEO, Schultes and Ziegler are also general partners of Stout Partnership, a beneficial owner of more than 5% of the outstanding Common Stock of the Company. None of these individuals serve as an officer of the Company, other than Mr. Alsentzer. In 1997, Stout Partnership was awarded 320,000 options to purchase common stock of the Company pursuant to an independent appraisal as to the value of the collateral and personal guarantees provided by each of the general partners of Stout Partnership on behalf of the Company with PNC Bank of Delaware. See "Certain Transactions"

COMPENSATION COMMITTEE REPORT

         The Compensation Committee's function is to review and make recommendations to the Board of Directors with respect to the compensation of the officers of the Company, including salary, bonus and benefits under any existing and future compensation plans, including stock options for all employees. The Compensation Committee consists of a minimum of two disinterested directors.

         The philosophy of the Compensation Committee is to establish appropriate compensation goals for the executive officers of the Company and make recommendations to the Board of Directors with regard to executive compensation and employee stock options. The Compensation Committee seeks to ensure that executive compensation is directly linked to continuous improvements in corporate performance, achievement of specific operational, financial and strategic objectives and increases in shareholder value. There are a wide variety of factors which the Compensation Committee may take into account, such as business conditions within and outside the industry, the Company's financial performance, the market compensation for executives of similar background and experience, the individual performance of the executive under consideration, the length of time the executive has been in the position, and other factors which the Compensation Committee may deem relevant. The goals of the Compensation Committee in establishing an executive compensation program are: (i) to fairly compensate executive officers of the Company and its subsidiaries for their contributions to the Company's short-term and long-term performance, and (ii) to allow the Company to attract, motivate and retain the management personnel necessary to the Company's success by providing an executive compensation program comparable to that offered by other companies seeking quality management personnel.

         Individual base salaries for the named officers are determined by the Compensation Committee based upon the scope of the executive's responsibilities, comparisons to fair market value of similar positions in the marketplace, a subjective evaluation of the executive's performance, and the length of time the executive has been in the position.

         The compensation of the Chairman and Chief Executive Officer, Mark S. Alsentzer, has been determined utilizing similar criteria as described for other executive officers with emphasis placed upon stock options in order that the compensation of the CEO is aligned with the goals of the Compensation Committee in establishing a strong link between the performance of the Company and return on investment for stockholder with the compensation of the CEO. Mr. Alsentzer is provided with a base salary of $150,000 per annum plus $36,000 per year to reimburse Mr. Alsentzer for living expenses associated with his need to maintain a residential unit in the State of Florida near the corporate offices. Additionally, in 1996, Mr. Alsentzer was awarded 955,000 options to purchase Common Stock. The size of the option award was directly linked to specific performance goals, set by the Board, in achieving growth for the Company. Mr. Alsentzer has met all the required performance goals, and has, therefore earned the maximum number of options under his compensation program.

         EXECUTIVE COMPENSATION DEDUCTIBILITY

         The Company continues to evaluate its compensation plans to determine whether it complies Section 162 (m) of the Internal Revenue Code of 1986, as amended. It is the Company's intent to attempt to comply in that amounts paid pursuant to the Company's compensation plans will generally be deductible compensation expense if the Company is able to comply. The Compensation Committee does not currently anticipate that the amount of compensation paid to executive officers will exceed the amounts specified as deductible pursuant to
Section 162(m) of the Internal Revenue Code of 1986, as amended.

                                 COMPENSATION COMMITTEE
                                 OF THE BOARD OF DIRECTORS
                                 -------------------------
                                 August C. Schultes, III
                                 Gary J. Ziegler

                             EXECUTIVE COMPENSATION

         The following table summarizes compensation paid or accrued during the past two fiscal years for the Company's Chief Executive Officer, as the Chief Executive Officer was not employed by the Company prior to such time. It also includes compensation to other members of management of the parent Company during the past fiscal year.

                           Summary Compensation Table

--------------------------------------------------------------------------------------------------------------------
                                                Annual Compensation                 Payouts
--------------------------------------------------------------------------------------------------------------------
Name and Principal           Year      Salary($)     Bonus($)    Other Annual     Securities      All Other
Position                                                         Compensation     Underlying      Compensation
                                                                 ($) (1)          Options/        ($)
                                                                                  SARs (#)
--------------------------------------------------------------------------------------------------------------------
Mark Alsentzer,              1998        $150,000       -0-            -0-                        $36,000(3)
Chairman, CEO                1997        $150,000       -0-            -0-        955,000(2)      $36,000
and President                1996        $107,800       -0-            -0-
--------------------------------------------------------------------------------------------------------------------
Bruce C. Rosetto Vice        1998        $100,000       -0-            -0-         75,000             -0-
President and General        1997         $89,000       -0-            -0-                            -0-
Counsel                      1996(4)                                                                  -0-
--------------------------------------------------------------------------------------------------------------------
Michael D. Schmidt,          1998        $100,000       -0-            -0-                75,000      -0-
Chief Financial Officer      1997          $9,000       -0-            -0-                            -0-
                             1996(4)
--------------------------------------------------------------------------------------------------------------------


(1) Excludes perquisites and other personal benefits that do not exceed the lesser of $50,000 or 10% of each officer's total salary and bonus.
(2) In 1996 Mr. Alsentzer received 400,000 common stock options at the lower of $2.25 per share or the market price per share based on gross sales exceeding $7,500,000 over any consecutive 12 month period or gross sales of $700,000 per month for three consecutive months whichever occurs first. The exercise price is the lower of (i) $2.25 per share, or (ii) the market price on the last day of each quarter. Mr. Alsentzer also receives an additional 50,000 common stock warrants per year for three years at the lower of $3.50 or market price at date of exercise. Mr. Alsentzer also received an additional 400,000 common stock options as an incentive to induce Mr. Alsentzer to enter into an employment agreement with the Company at the lower of (i) $4.00 or (ii) the market price on any employment anniversary date which options are exercisable over the next ten years. Mr. Alsentzer also received 5,000 shares of options to purchase Common Stock at $2.50 per share for converting a personal loan owed by the Company into preferred stock. The term of all options granted to Mr. Alsentzer is ten years.
(3)   Represents annual living expenses for maintaining a second home.
(4)   Not employed in 1996.


      EMPLOYMENT AGREEMENTS

MARK S. ALSENTZER - CHAIRMAN, CHIEF EXECUTIVE OFFICER AND PRESIDENT. Mr. Alsentzer's employment agreement is for a five year term beginning December 24, 1996. In addition to the compensation listed above, Mr. Alsentzer receives a $3,000 per month reimbursement for living expenses and reimbursement for expenses related to a residential unit and options to purchase Common Stock described in footnote 2 above. Mr. Alsentzer may be terminated for cause under the employment agreement defined as (i) the conviction of a felony crime involving moral turpitude, (ii) the intentional and knowing violation of the employment agreement which results in substantial and material injury to the Company; or (iii) conduct with respect to the Company or its business which is intended to injure the Company and does injure the Company in a material and substantial way or constitutes a course of grossly negligent conduct, done in bad faith and not intended to benefit the Company, and which injures the Company in a material and substantial way. In the event, Mr. Alsentzer is terminated for cause or he elects to leave the employ of the Company for any reason, then Mr. Alsentzer shall be entitled to receive all unissued options for which the conditions of issuance have otherwise been met and all accrued but unpaid salary. If the employment period ceases due to the death of Mr. Alsentzer, the election of the Company to terminate without cause, or his permanent disability as defined in the agreement, then Mr. Alsentzer shall receive a lump sum cash payment equal to two years base salary as defined in the agreement and all unissued options for which the conditions have not been otherwise met shall be issued to Mr. Alsentzer without regard to performance of the conditions for issuance. This agreement requires Mr. Alsentzer to spend a minimum of 75% of his time and effort devoted to performing the functions of his employment agreement.

BRUCE C. ROSETTO - VICE PRESIDENT AND GENERAL COUNSEL/SECRETARY. Mr. Rosetto has an employment agreement with the Company with a three year term which has commenced on March 1, 1997 with a base salary of $100,000 per year. He was also awarded an option to purchase 75,000 shares of Common Stock at $3.50 per share which vested 25,000 immediately, 25,000 on June 1, 1999 and 25,000 on June 1, 2000. The option has a term of ten years unless Mr. Rosetto is terminated in which event he must exercise the vested portion of the options within 30 days of termination. Mr. Rosetto may be terminated for cause under the employment agreement defined as (i) the failure to substantially perform his duties, (ii) the engaging in gross negligence or willful misconduct which causes injury to the Company; (iii) a violation of the restrictive covenants and confidentiality provisions of the employment agreement; or (iv) the conviction of a felony involving moral turpitude. In the event, Mr. Rosetto is terminated for cause or he elects to leave the employ of the Company for any reason, then Mr. Rosetto shall be entitled to receive accrued salary and expenses through date of termination. In the event the Company terminates Mr. Rosetto, he shall be entitled to receive his then current base salary for twelve months plus all Company benefits to be paid on his behalf for twelve months. Mr. Rosetto's contract also contains provisions concerning a covenant not to compete and violate corporate confidences for two years beginning on the date of termination.

MICHAEL D. SCHMIDT - CHIEF FINANCIAL OFFICER/TREASURER. Pursuant to a letter agreement, Mr. Schmidt is paid a base salary of $100,000 per year which commenced December 1, 1997. He was also granted an option to purchase 75,000 shares of common stock at $3.50 per share of which 25,000 vested immediately, 25,000 on June 1, 1999 and 25,000 on June 1, 2000. The option has a term of ten years unless Mr. Schmidt is terminated in which event he must exercise such vested portion of the option with 30 days of termination. Mr. Schmidt also receives $5,400 per year as an auto allowance.

         STOCK OPTIONS

          The Board of Directors of the Company has granted options to acquire shares of Common Stock to the Company's key employees and officers. Awards of options to the Company's Chief Executive Officer and other executive officers are reported in the Summary Compensation Table. In addition, the Board of Directors has awarded non-qualified options to acquire shares of the Common Stock to other managers. The Board of Directors has determined the persons to whom awards are granted, the number of awards granted and the specific terms of each award, including the vesting thereof and the exercise price. The Company is seeking adoption of option plans and approval of option grants pursuant to the proposals set forth in Sections 2, 3, and 4 of this Proxy Statement.

         OPTIONS/WARRANTS AWARDED DURING 1998

         The following table sets forth as to the executive officer of the Company certain information with respect to option/warrant awards during 1998:

                        OPTION GRANTS IN LAST FISCAL YEAR

--------------------------------------------------------------------------------------------------------------------
Name                           # of Securities        % of Total          Exercise      Expiration Date
                                 Underlying            Options           Price Per
                               Options Awarded        Awarded To           Share
                                                      Employees
                                                    in Fiscal Year
-----------------------------------------------------------------------------------------------------------
Michael D. Schmidt                 25,000                3.9%              $3.50              2008
-----------------------------------------------------------------------------------------------------------

         The following table sets forth information regarding the option values of options held by the Company's Chief Executive Officer and other executive officers at a fiscal year end.

            AGGREGATED OPTIONS/SAR EXERCISED IN LAST FISCAL YEAR AND
                       FISCAL YEAR END OPTION/SAR VALUES

                                                                                Value Of Unexercised
                                                     Number Of Securities       In-The-Money
                                                     Underlying Unexercised     Options/Sars At
                                                     Options/Sars At            Fiscal Year End
Name              Shares Acquired   Value            Fiscal Year End            Exercisable/
                  On Exercise (#)   Realized ($)     Exercisable/Unexercisable  Unexercisable(1)
-----------------------------------------------------------------------------------------------------------
Mark S. Alsentzer          0                0        905,000/50,000             $2,284,687.50/0
Mark S. Alsentzer          0                0        320,000(2)/0               $1,100,000/0
Bruce C. Rosetto           0                0        25,000/0                   $54,687/0
Michael D. Schmidt         0                0        25,000/0                   $54,687/0

-----------------------------

(1) Represents the aggregate market value (market price of the Common Stock less the exercise price) of the options awarded based upon the closing sales price per share of $5.6875 on December 31, 1998.

(2)      Beneficial ownership through Stout Partnership.  See Certain
         Transactions.

CERTAIN TRANSACTIONS

          During the past two fiscal years, the Company has entered into several significant acquisitions and other transactions with affiliates. The terms of these transactions were, in some instances, determined without the benefit of arms length bargaining or negotiation and necessarily involve conflicts between the interests of the related parties and the Company. These are as follows:

         On February 1, 1996 the Earth Care Global Holdings, a predecessor of the Company, acquired certain assets of Earth Care Partners (ECP), a partnership controlled by certain former officers/stockholders (including the former Chairman of the Company) of the Company for a total purchase price of $200,000. In exchange therefore, the partners of ECP received 112,926 shares of the Company's common stock. At December 31, 1996, $113,535 of receivables due from certain partners of ECP was included in accounts and notes receivable. Certain partners of ECP have agreed to pledge 70,579 shares of their holdings in the Company's common stock as collateral for the repayment of such receivables, although such pledge has not been formally perfected. At such time as those shares are registered, such partners have agreed to repay the Company. In August 1997, one of the former partners of ECP alleged that the Company wrongfully issued shares to certain of the other partners of ECP. The Company responded by appointing an independent board committee to examine the facts surrounding the ECP acquisition. Independent counsel was retained to thoroughly review the ECP transaction to insure that this related party transaction was in fact properly authorized and executed. Independent counsel has reported its findings and made certain recommendations to the independent board committee. Based upon these recommendations, the Company has attempted to settle this matter with ECP, but to date it has not been settled.

         On or about November 5, 1997, Eugene Arnold, Jr. (a former director of the Company), Vernon C. Walker, and R. Wayne Raffety (collectively "Arnold") filed suit in the United States District Court for the Eastern District of Pennsylvania against the Company and former directors David Farrow and Harold Gebert. Arnold's claims arise out of a venture capital loan made by Arnold to the Company on January 12, 1995 (the "Loan"), the principal and interest which was paid by the Company. Arnold contends that at the time of the Loan, Gebert and Farrow agreed to a award of warrants of their stock in the Company, and that Gebert and Farrow, on behalf of either the Company or themselves, also made assurances that Arnold would be protected against any anti-dilution of the shares of stock. The litigation was settled and dismissed on or about February 20, 1998. The Company agreed to pay Arnold 15,000 shares of common stock on or before June 30, 1999.

         On December 12, 1997, the Board of Directors awarded warrants to Stout Partnership providing it the right to purchase 320,000 shares at an exercise price of $2.25 per share. This award was in consideration of Stout Partnership and each of the individual members of the partnership personally guaranteeing a revolving discretionary line of credit in the amount of $4,000,000 on behalf of the Company with PNC Bank of Delaware. In addition to the personal guarantees, the individual members of the partnership pledged $2,000,000 in cash or securities to PNC Bank on behalf of the Company. August C. Schultes, III and Gary J. Ziegler, both directors of the Company, are individual partners in Stout Partnership. Mark S. Alsentzer, Chairman and President of the Company, is also an individual partner in Stout Partnership.

         The Company leases a manufacturing facility from entities controlled by individuals who are stockholders. The Company leases approximately 38,000 square feet of office and manufacturing space from Plastic Properties, LLC. The lease provides for minimum rentals of $11,875 per month through December 31, 2008 with an option to renew for an additional 5-year terms. Lee Anderson, manager of the Company's Wisconsin facility, is a partner in Plastic Properties, LLC. Commencing on January 28, 1999, the Company began leasing approximately 260,000 sq. ft. in Chicago as part of the Eaglebrook acquisition for $39,181 per month. Andrew Stephens, appointed as the President of U.S. Plastic Lumber Ltd., a subsidiary of the Company immediately following the acquisition of the Eaglebrook companies, is a principal of the partnership that owns the Chicago facility.

         Schultes, Inc., has provided a $2,500,000 credit line to the Company at prime rate plus 1%. The Company as of December 31, 1998 owed no principal on the unsecured line of credit from A. C. Schultes, Inc., but did owe interest equal to $171,849. August C. Schultes III is a director of the Company and the Chairman and CEO of Schultes, Inc. and a partner in the Stout Partnership.

         On February 2, 1999, the Stout Partnership made a loan to the Company, on an unsecured basis, in the amount of $5,000,000. The loan bears interest at a rate of 10% and matures in 18 months. August C. Schultes, III and Gary J. Ziegler, both directors of the Company, are individual partners in Stout Partnership. Mark S. Alsentzer, Chairman and President of the Company is also an individual partner in Stout Partnership.

         On February 25, 1999, Schultes, Inc. loaned $1,500,000 to the Company, on an unsecured basis, and the loan bears interest at a rate of 10% and matures in 12 months. August C. Schultes, III, a director of the Company, is a principal of Schultes, Inc.


PROPOSAL 2 - APPROVAL OF THE NON-QUALIFIED STOCK OPTION GRANTS TO EMPLOYEES AND DIRECTORS FROM JUNE 25, 1998 TO DECEMBER 31, 1998

GENERAL

         The Board of Directors of the Company approved the grant of non-qualified stock options to purchase shares of Common Stock to directors, executive officers, and key employees of the Company, subject to approval by the stockholders of the Company (individually, an "Award"). The purpose of each Award is to provide additional incentive to key employees of the Company by encouraging them to invest in the Company's Common Stock and thereby acquire a further proprietary interest in the Company and an increased personal interest in the Company's continued success and progress. The Company believes that in order to attract and maintain certain employees, it must offer option grants as part of the compensation packages of certain employees.

         The Company is seeking stockholder approval of these awards to directors, executive officers and key management to satisfy a condition of Rule 16b-3 under the Exchange Act which provides an exemption from the provisions of
Section 16(b) of the Exchange Act regarding "short-swing" profits if an award of option is ratified by the stockholders at the next annual meeting of stockholders. The Company is only seeking stockholder approval on option awards granted subsequent to the Company becoming a NASDAQ listed company, being June 25, 1998, as required by NASD rules. Currently, there are 10 directors and employees who received such awards during the time period involved.

         Set forth below is a summary of the primary provisions of each Award. This summary is qualified in its entirety by the detailed provisions of the text of the form of option agreement evidencing these awards set forth as Appendix "A" to this Proxy Statement and is incorporated herein by reference.


EXERCISE PRICE OF OPTIONS/PAYMENT OF EXERCISE PRICE

         The exercise price for options issued to employees and directors is equal to the fair market value of the Common Stock on the date of grant.

         The exercise price of an option may be paid in cash, the delivery of already owned shares of Common Stock of the Company having a fair market value equal to the exercise price, delivery of a promissory note, or a combination thereof.

EXERCISABILITY AND EXPIRATION OF OPTIONS

         Options granted pursuant to each Award are immediately exercisable following stockholder approval, subject to the individual vesting schedules as may have been negotiated with each Award. Options awarded under the Award will generally expire ten years after the date they are awarded except as provided therein. All unexercised vested options terminate thirty days after the optionee ceases to be an employee of the Company or 90 days if the optionee ceases to be a non-employee director (except by death, disability or specific contract arrangement in which event 12 months to exercise is provided), but not later than ten years after the date of option award.

NONTRANSFERABILITY OF OPTIONS

         No option awarded to an employee is assignable or transferable, otherwise than by will or by the laws of descent and distribution. Except in the event of death or disability, all options awarded are exercisable only by such optionee.

ADJUSTMENTS/AMENDMENTS

         Each Award provides for adjustments to the number of shares subject to outstanding options and to the exercise price of such outstanding options in the discretion of the Committee in event of a declaration of stock dividend, stock split, merger, consolidation, split up, combination, recapitalization, conversion or similar circumstances. No award may be amended without the consent of the optionee.

AWARDS GRANTED TO EMPLOYEES

         The following table sets for the information regarding the options awarded to any employee of the Company since June 25, 1998 through December 31, 1998, pursuant to an Award.

                           EMPLOYEE/DIRECTOR AWARDS(2)

         Name and Position                        Dollar Value ($)(1)          Number of Units
--------------------------------                  -------------------          ---------------
Robb Davis, Vice President of Project Dev.              $11,875                    10,000
  Clean Earth, Inc.
Robert Fixter, Vice President of Operations
  S & W Waste                                         $1,718.75                     2,500
James Blosser, former Director                       $10,937.50                     5,000
F. John Long, Vice President Sales & Marketing
  U.S. Plastic Lumber Ltd.                              $87,500                    40,000
Michael Lupo, former President
  U.S. Plastic Lumber Ltd.                           $54,687.50                    25,000
Michael D. Schmidt, CFO                              $54,687.50                    25,000
Lester E. Moody, former Director                     $10,937.50                     5,000
August C. Schultes, III, Director                    $10,837.50                     5,000
Gary J. Ziegler, Director                            $10,937.50                     5,000
Roger N. Zitrin, Director                            $10,937.50                     5,000

Executive officers as a group (1)                    $54,687.50                    25,000
Directors, who are not employees, as a group (3)     $32,812.50                    15,000
Former officers and directors as a group (3)         $76,562.50                    35,000
All other employees as a group (3)                  $101,093.75                    52,500

------------------
(1) Represents the aggregate market value (market price of the Common Stock less the exercise price) of the options awarded based upon the closing sales price per share of $5.6875 on December 31,1998.

(2) All of the above awards have a term of ten years. All of the above options vested immediately with the exception of F. John Long, whose options vest in full on February 10, 2000 in the event he meets certain performance criteria, and Michael D. Schmidt, whose options fully vest on June 1, 2000.

The market value of a share of common stock on February 26, 1999 was $8.00 per share.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF PROPOSAL 2.

SEE FEDERAL INCOME TAX CONSEQUENCES OF STOCK OPTION GRANTS TO EMPLOYEES AND DIRECTORS AT THE END OF PROPOSAL 4 FOR A DISCUSSION OF THE TAX CONSEQUENCES AND THE AWARDS.

PROPOSAL 3 - APPROVAL OF THE 1999 EMPLOYEE STOCK OPTION PLAN

         The 1999 Employee Stock Option Plan (the "Plan") was adopted by the Board of Directors of the Company effective as of March 10, 1999 (the "Effective Date"), subject to stockholder approval at the Annual Meeting, to provide for the grant of options to purchase shares of Common Stock to employees and independent contractors of the Company and its subsidiaries.

         The Board of Directors believes that stock options are important to attract and retain officers, other key employees and key independent contractors, by facilitating their acquisition of and equity interest in the Company. The acquisition and holding of an equity interest by such persons in U.S. Plastic Lumber Corp. aligns their interests with those of the stockholders of the Company.

         The adoption of the Plan is subject to stockholder approval at the Annual Meeting. By adopting this Plan, it will allow the Company to (i) obtain a tax deduction for the full amount allowable with respect to the exercise of options granted under the Plan and will provide the Company with the flexibility to grant options qualifying as incentive stock options for tax purposes ("incentive options"), although the Company reserves the option to grant non-qualified or incentive options, (ii) satisfy Section 162 (m) of the Internal Revenue Code of 1986, as amended regarding the deductibility of compensation as an expense, and (iii) to satisfy the requirements of NASDAQ rules for stock option plans to directors, officers, and key employees. The Company is seeking stockholder approval to satisfy requirements of the Code which require shareholder approval of the Plan in order for options granted for the additional shares issuable under the Plan to qualify as Incentive Stock Options to the extent so designated and for the Plan to satisfy one of the conditions of
Section 162 (m) of the Code application to the performance based compensation. The Company is also seeking approval of the Plan to satisfy a NASDAQ Stock Market requirement that requires companies who shares are reported on the NASDAQ Stock Market to obtain stockholder approval of amendments to stock plans which increase the number of shares available for issuance to officers and employees.

         THE PRINCIPAL PROVISIONS OF THE PLAN ARE SUMMARIZED BELOW. SUCH SUMMARY DOES NOT, HOWEVER, PURPORT TO BE COMPLETE AND IS QUALIFIED IN ITS ENTIRETY BY THE TERMS OF THE PLAN. A COPY THE PLAN IS ATTACHED HERETO AS APPENDIX B AND IS INCORPORATED HEREIN BY REFERENCE.

DESCRIPTION OF THE PLAN

         The Plan provides that options to purchase common stock of the Company may be granted to employees and independent contractors of the Company and any of its subsidiaries which is at least a majority owned. Non-employee directors of The Company are not eligible to receive options under the Plan. A total of 1,000,000 shares of Common Stock will be reserved for issuance to employees and contractors under the Plan, representing approximately 4.5 percent of the outstanding shares of Common Stock on March 22, 1999. The Plan shall remain in effect until all options awarded under the

Plan have been awarded, provided that no options may be granted under the Plan more than 10 years after the date the Plan is adopted by the Company.

         The Plan is administered by the Compensation Committee (the "Committee"), which consists of not less than two non-employee directors appointed by the Board of Directors. The Committee selects the employees and independent contractors of the Company and its subsidiaries to whom options will be granted. Under the Plan, the Company may grant options to any employee during any calendar year equal to 95% of the shares of Common Stock reserved for issuance under the Plan.

         Options granted under the Plan may be incentive stock options as defined in Section 422 of the Internal Revenue Code of 1996, as amended ("Incentive Stock Options"), or options not intended to so qualify ("Non-Qualified Stock Options"). Unless the context otherwise requires, the term "Option" includes both Incentive Stock options and Non-Qualified Stock Options.

         Options may be granted under the Plan to any employee of USPL, a Subsidiary or any other entity of which on the relevant date at least a majority of the securities or other ownership interest having ordinary voting power (absolutely or contingently) for the election of directors or other persons performing similar functions ("Voting Securities") are at the time owned directly or indirectly by USPL or any Subsidiary (an "Affiliate"), including any such employee who is an officer or director of USPL, a Subsidiary or in Affiliate, as the Committee shall determine and designate from time to time prior to expiration or termination of the Plan.

         Generally, each Option shall become exercisable with respect to 33 1/3 percent of the total number of shares subject to the Option on the date of its grant (the "Vesting Date") and with respect to an additional 33 1/3 percent of the number of such shares on each of the next two succeeding anniversaries of the Vesting Date; provided, however, that the Committee may in its discretion provide that an Option may be exercised, in whole or in part, at any time from time to time, over a period commencing on or after the date of grant and ending upon the expiration or termination of the Option, as the Committee shall determine and set forth in the Option Agreement relating to such Option.

         The exercise price of Options granted under the Plan may not be less than 100% of the fair market value of the Common Stock on the date of grant (or 110% in the case of incentive stock option granted to an optionee beneficially owning more than 10 percent of the outstanding Common Stock). The minimum number of shares of Stock with respect to which an Option may be exercised, in whole or in part, at any time shall be the lesser of 100 shares or the maximum number of shares available for purchase under the Option the time of exercise. The maximum option term is 10 years (or five years in the case of incentive stock option granted to an optionee beneficially owning more than 10 percent of the outstanding Common Stock) from the date the option is granted. Options vest as determined by the Committee or as provided in the particular option agreement. Generally, the option vesting is either three years or immediate as determined by the Committee in its discretion.

         Except as otherwise provided in the agreement evidencing the grant, upon the occurrence of a change in control of the Company (as defined in the Plan) outstanding options will be, immediately exercisable in full. Following a change in control, unless waived in advance of such change in control by the optionee, an optionee may require the Company or its successor to pay a cash amount in cancellation of the option equal to the fair market of the shares of Common Stock covered by the option reduced by the aggregate exercise price. Under the Plan, a change in control is deemed to occur (i) in the event the Stout Partnership, in aggregate, beneficially owns 20% or less of the issued and outstanding shares of Common Stock or (ii) if any person acquires beneficial ownership of more than 50 percent of the issued and outstanding shares of Common Stock or (iii) has the power (whether as result of ownership of capital stock, by contract or laws) or ability to elect directors who, the time of such election, constituting the majority of directors of the Company.

         The maximum aggregate fair market value of the shares of Common Stock (determined when the Incentive Stock Option is granted) with respect to which Incentive Stock Options are first exercisable by an employee in any calendar year cannot exceed $100,000. In addition, Incentive Stock Option may be granted to an employee owning directly or indirectly stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company, unless the exercise price is set at not less than 110 percent of the fair market value of the shares subject to such Incentive Stock Option on the date of grant and such Incentive Stock Option expires not later than five years from the date of grant. Awards of Non-Qualified Stock Options are not subject to these special limitations.

         Incentive Stock Options granted under the Plan are not assignable or transferable, otherwise than by will or by the laws of descent and distribution. Except in the event of death or disability, all Incentive Stock Options granted under the Plan are exercisable, during the lifetime of an optionee, and are exercisable only by such optionee.

         Non-Qualified Stock Options granted under the Plan may be transferred only by gift or qualified domestic relations order to a family member (as defined below) of the officer or employee of Company. The term "family member" includes any child, stepchild, grandchild, parent, step parent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the employee's household (other than a tenant or employee), a trust which these persons have more than 50 percent of the beneficial interest, a foundation which these persons (or the employee) control management of assets, and any other entity in which these persons (or the employee) own more than 50 percent of the voting interest.

         Payment for shares of Common Stock purchased under options granted pursuant to the Plan may generally be made in cash or in shares of Common Stock or by delivery of a promissory note, and such payments may be accomplished through certain "cashless" exercise features involving a licensed stockbroker or a combination of the foregoing.

         No awards have been made under this Plan as of the date hereof.

         If the outstanding shares of Common Stock are increased or decreased or changed into or exchanged for a different number or kind of shares or securities of the Company, by reason of merger in which it is not the surviving corporation, consolidation, reorganization, recapitalization, reclassification, stock split up, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares without receipt of consideration by the Company, an appropriate and proportionate adjustment will be made in the number and kinds of shares subject to the Plan, and in the number, kinds and per-share exercise price of shares subject to outstanding options granted under the Plan. Any such adjustment in the outstanding option, however, will be made without a change in the total price applicable to the unexercised portion of the option, but with a corresponding adjustment in the per-share option price.

         Upon any dissolution or liquidation of the Company, all outstanding options will terminate and all outstanding options shall be exercisable in full during such period immediately prior to the occurrence of such event and during such reasonable period, before or after the dissolution or liquidation, as the Board of Directors in its discretion shall determine.

         Upon a reorganization, merger or consolidation in which the Company is not the surviving corporation, or upon the sale of all or substantially all of the assets of the Company to another corporation, or upon any transaction approved by the Board of Directors which results in any person or entity owning more than 50 percent of the total combined voting power of all classes of stock of the Company, outstanding options will become fully vested and provision will be made in connection with such transaction for the continuation of the Plan and the assumption of the options or for the substitution thereof of new options covering the stock of a successor corporation or a parent or subsidiary thereof, with appropriate adjustments as to the number and kinds of shares and the per share exercise price. If there is a distribution payable in the capital stock of a subsidiary corporation (a "Spin-off Corporation") of USPL ("Spin-off Shares"), to the extent consistent with Treasury Regulation Section 1.425-1(a)(6) or the corresponding provision of any subsequent regulation, each outstanding Option shall thereafter additionally pertain to the number of Spin-off Shares that would have been received in such distribution by a shareholder of USPL who own a number of shares of Common Stock equal to the number of shares that are subject to the Option at the time of such distribution, the aggregate Option Price of the Option shall be allocated between the Spin-off Shares and the Common Stock in proportion to the relative fair market values of a Spin-off Share and a share of Common Stock immediately after the distribution of Spin-off Shares, and the Option shall be exercisable separately as to the shares of Common Stock and Spin-off Shares covered thereby.

         The Board of Directors may amend the Plan with respect to shares of Common Stock as to which options have not been granted. However, the stockholders of the Company must approve any amendment that would (i) change the requirements as to eligibility to receive incentive stock options; (ii) increase the maximum number of shares in the aggregate for which incentive stock options may be granted (except for adjustments upon changes in Capitalization); or (iii) otherwise cause the Plan to fail to satisfy the requirements of Section 162 (m) of the Internal Revenue Code relating to limitations on the deduction of amounts not constituting qualified performance related compensation.

         The Board of Directors at any time may terminate or suspend the Plan. Unless terminated or suspended by the Board, the Plan shall remain in effect until all options awarded under the Plan have been awarded, provided that no options may be granted under the Plan more than 10 years after the date the Plan is adopted by the Company. to No termination, suspension or amendment of the Plan may, without the consent of the person to whom adoption has been granted, adversely affect the rights of the holder of the option.

The market value of a share of common stock on February 26, 1999 was $8 per share.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDER VOTE "FOR" APPROVAL OF PROPOSAL 3.

SEE FEDERAL INCOME TAX CONSEQUENCES OF STOCK OPTION GRANT TO EMPLOYEES AT THE END OF PROPOSAL 4 FOR INFORMATION ON TAX CONSEQUENCES OF GRANTS TO BE MADE PURSUANT TO THIS PLAN.

PROPOSAL 4 - APPROVAL OF THE 1999 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN TO NON-EMPLOYEE DIRECTORS

         The 1999 Non-Employee Director Stock Option Plan (the " Director Plan") was adopted by the Board of Directors of the Company effective as of March 10, 1999 (the "Effective Date"), subject to stockholder approval at the Annual Meeting, to provide for the grant of options to purchase shares of Common Stock to non-employee directors of the Company.

         The purpose of the Director Plan is to promote the long term success of the Company by creating a long term mutuality of interests between the non-employee directors and the stockholders, and to provide an incentive to attract highly qualified individuals to serve on the Board of Directors. The Board of Directors believes that the acquisition and holding of an equity interest by such persons in the Company aligns their interests with those of the stockholders of the Company.

         The adoption of the Director Plan is subject to stockholder approval at the Annual Meeting. The Company is seeking stockholder approval of the Director Plan to satisfy a NASDAQ Stock Market requirement that requires companies whose shares are reported on the Nasdaq Stock Market to obtain shareholder approval of stock plans.

         THE PRINCIPAL PROVISIONS OF THE DIRECTOR PLAN ARE SUMMARIZED BELOW. SUCH SUMMARY DOES NOT, HOWEVER, PURPORT TO BE COMPLETE AND IS QUALIFIED IN ITS ENTIRETY BY THE TERMS OF THE PLAN. A COPY THE DIRECTOR PLAN IS ATTACHED HERETO AS APPENDIX C AND IS INCORPORATED HEREIN BY REFERENCE.

DESCRIPTION OF THE DIRECTOR PLAN

         The Director Plan provides that options may be granted to non-employee directors of the Company. A total of 150,000 shares of Common Stock will be reserved for issuance to non-employee directors under the Director Plan, representing approximately .007 percent of the outstanding shares of Common Stock on March 22, 1999. The Director Plan shall remain in effect until all options awarded under the Director Plan have been exercised, provided that no options may be granted under the Director Plan more than 10 years from the earlier of the date the Director Plan is adopted by the Company or initially approved by the shareholders of the Company.

         The Director Plan is administered by the Compensation Committee (the "Committee"), which consists of not less than two non-employee directors appointed by the Board of Directors.

         Generally, options granted to the non-employee directors shall vest immediately provided, however, that the Committee may in its discretion provide that an Option may be exercised, in whole or in part, at any time from time to time, over a period commencing on or after the date of grant and ending upon the expiration or termination of the Option, as the Committee shall determine and set forth in the Option Agreement relating to such Option. The exercise price of options granted under the Director Plan may not be less than 100% of the fair market value of the Common Stock on the date of grant. The maximum option term is 10 years from the date the option is granted. Options vest as determined by the Committee or as provided in the particular option agreement.

          The minimum number of shares of Stock with respect to which an Option may be exercised, in whole or in part, at any time shall be the lesser of 100 shares or the maximum number of shares available for purchase under the Option the time of exercise. All non-employee directors are eligible to receive options pursuant to this Director Plan.

         Except as otherwise mentioned in the agreement evidencing the grant, upon the occurrence of a change in control of the Company (as defined in the Director Plan) outstanding options will be, immediately exercisable in full. Following a change in control, unless waived in advance of such change in control by the optionee, an optionee may require the Company or its successor to pay a cash amount in cancellation of the option equal to the fair market of the shares of Common Stock covered by the option reduced by the aggregate exercise price. Under the Director Plan, a change in control is deemed to occur (i) in the event the Stout Partnership, in aggregate, beneficially owns 20% or less of the issued and outstanding shares of Common Stock or (ii) if any person acquires beneficial ownership of more than 50 percent of the issued and outstanding shares of Common Stock or (iii) has the power (whether as result of ownership of capital stock, by contract or laws) or ability to elect directors who, the time of such election, constituting the majority of directors of the Company.

         Non-Qualified Stock Options granted under the Non-Employee Director Plan may be transferred only by gift or qualified domestic relations order to a family member (as defined below) of a director of the Company. The term "family member" includes any child, stepchild, grandchild, parent, step parent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the employee's household (other than a tenant or employee), a trust which these persons have more than 50 percent of the beneficial interest, a foundation which these persons (or the employee) control management of assets, and any other entity in which these persons (or the employee) own more than 50 percent of the voting interest.

         No awards have been made pursuant to this Director Plan as of the date hereof.

         Payment for shares of Common Stock purchased under options granted pursuant to the Director Plan may generally be made in cash or in shares of Common Stock or by delivery of a promissory note, and such payments may be accomplished through certain "cashless" exercise features involving a licensed stockbroker or combination of the foregoing.

         If a non-employee director's service with the Company terminates by reason of death or permanent and total disability or change of ownership (as defined in the Director Plan), options held by such non-employee director shall become immediately exercisable and may be exercised for a period of one year after the date of such termination (but not later than the date the option would otherwise expire). If a non-employee director's service with the Company terminates for any other reason, options held by such non-employee director shall terminate within 90 days from the date of termination, except as otherwise may be determined by the Committee or provided in the particular option agreement.

         If the outstanding shares of Common Stock are increased or decreased or changed into or exchanged for a different number or kind of shares or securities of the Company, by reason of merger in which the Company is not the survivor, consolidation, reorganization, recapitalization, reclassification, stock split up, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares without receipt of consideration by the Company, an appropriate and proportionate adjustment will be made in the number and kinds of shares subject to the Director Plan, and in the number, kinds and per-share exercise price of shares subject to outstanding options granted under the Director Plan. Any such adjustment in an outstanding option, however, will be made without a change in the total price applicable to the unexercised portion of the option, but with a corresponding adjustment in the per-share option price.

         Upon any dissolution or liquidation of the Company, all outstanding options will terminate and all outstanding options shall be exercisable in full during such period immediately prior to the occurrence of such event and during such reasonable period as the Board of Directors in its discretion shall determine.

         Upon a reorganization, merger or consolidation in which the Company is not the surviving corporation, or upon the sale of all or substantially all of the assets of the Company to another corporation, or upon any transaction approved by the Board of Directors which results in any person or entity owning more than 50 percent of the total combined voting power of all classes of stock of the Company, outstanding options will become fully vested and provision will be made in connection with such transaction for the continuation of the Director Plan and the assumption of the options or for the substitution thereof of new options covering the stock of a successor corporation or a parent or subsidiary thereof, with appropriate adjustments as to the number and kinds of Shares and the per share exercise price. If there is a distribution payable in the capital stock of a subsidiary corporation (a "Spin-off Corporation") of USPL ("Spin-off Shares"), to the extent consistent with Treasury Regulation Section 1.425-1(a)(6) or the corresponding provision of any subsequent regulation, each outstanding Option shall thereafter additionally pertain to the number of Spin-off Shares that would have been received in such distribution by a shareholder of USPL who own a number of shares of Common Stock equal to the number of shares that are subject to the Option at the time of such distribution, the aggregate Option Price of the Option shall be allocated between the Spin-off Shares and the Common Stock in proportion to the relative fair market values of a Spin-off Share and a share of Common Stock immediately after the distribution of Spin-off Shares, and the Option shall be exercisable separately as to the shares of Common Stock and Spin-off Shares covered thereby.

         The Board of Directors may amend the Director Plan with respect to shares of Common Stock as to which options have not been granted. However, the stockholders of the Company must approve any amendment that would (i) change the requirements as to eligibility to receive options; (ii) increase the maximum number of shares in the aggregate for which options may be granted (except for adjustments upon changes in Capitalization); or (iii) otherwise cause the Director Plan to fail to satisfy the requirements of Section 162 (m) of the Internal Revenue Code relating to limitations on the deduction of amounts not constituting qualified performance related compensation.

         The Board of Directors at any time may terminate or suspend the Director Plan. The Director Plan shall remain in effect until all options awarded under the Plan have been exercised, provided that no options may be granted under the Director Plan more than 10 years from the earlier of the date the Director Plan is adopted by the Company or initially approved by the shareholders of the Company. No termination, suspension or amendment of the Director Plan may, without the consent of the person to whom adoption has been granted, adversely affect the rights of the holder of the option.

The market value of a share of common stock on February 26, 1999 was $8.00 per share.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" APPROVAL OF PROPOSAL 4.

FEDERAL INCOME TAX CONSEQUENCES OF THE STOCK OPTION GRANTS TO EMPLOYEES, THE PLAN AND THE NON-EMPLOYEE DIRECTOR PLAN

         THE FOLLOWING INFORMATION IS NOT INTENDED TO BE A COMPLETE DISCUSSION OF THE FEDERAL INCOME TAX CONSEQUENCES OF EMPLOYEE GRANTS, PARTICIPATION IN THE PLAN AND THE NON-EMPLOYEE DIRECTOR PLAN AND IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, AND THE REGULATIONS ADOPTED PURSUANT THERETO. THE PROVISIONS OF THE CODE DESCRIBED IN THIS SECTION INCLUDE CURRENT TAX LAW ONLY AND DO NOT REFLECT ANY PROPOSALS TO REVISE CURRENT TAX LAW.

INCENTIVE STOCK OPTIONS

         Generally, under the Code, an optionee will not realize taxable income by reason of the grant or the exercise of an Incentive Stock Option (see, however, discussion of Alternative Minimum Tax below) granted pursuant to the Plan. If an optionee exercises an Incentive Stock Option and does not dispose of the shares until the later of (i) two years from the date the option was granted and (ii) one year from the date of exercise, the entire gain, if any, realized upon disposition of such shares will be taxable to the optionee as long-term capital gain, and the Company will not be entitled to any deduction. If an optionee disposes of the shares within the period of two years from the date of grant or one year from the date of exercise (a "disqualifying disposition"), the optionee generally will realize ordinary income in the year of disposition and the Company will receive a corresponding deduction, in an amount equal to the excess of (1) the lesser of (a) the amount, if any, realized on the disposition and (b) the fair market value of the shares on the date the option was exercised over (2) the option price. Any additional gain realized on the disposition will be long-term or short-term capital gain and any loss will be long-term or short-term capital loss. The optionee will be considered to have disposed of a share if he sells, exchanges, makes a gift of or transfers legal title to the share (except transfers, among others, by pledge, on death or to a spouse). If the disposition is by sale or exchange, the optionee's tax basis will equal the amount paid for the share plus any ordinary income realized as a result of the disqualifying disposition.

         The exercise of an Incentive Stock Option may subject the optionee to the alternative minimum tax. The amount by which the fair market value of the shares purchased at the time of the exercise exceeds the option exercise price is an adjustment for purposes of computing the so-called alternative minimum tax. In the event of a disqualifying disposition of the shares in the same taxable year as exercise of the Incentive Stock Option, no adjustment is then required for purposes of the alternative minimum tax, but regular income tax, as described above, may result from such disqualifying disposition.

         An optionee who surrenders shares as payment of the exercise price of his Incentive Stock Option generally will not recognize gain or loss on his surrender of such shares. The surrender of shares previously acquired upon exercise of an Incentive Stock Option in payment of the exercise price of another Incentive Stock Option, is, however, a "disposition" of such stock. If the incentive stock option holding period requirements described above have not been satisfied with respect to such stock, such disposition will be a disqualifying disposition that may cause the optionee to recognize ordinary income as discussed above.

         Under the Code, all of the shares received by an optionee upon exercise of an Incentive Stock Option by surrendering shares will be subject to the incentive stock option holding period requirements. Of those shares, a number of shares (the "Exchange Shares") equal to the number of shares surrendered by the optionee will have the same tax basis for capital gains purposes (increased by any ordinary income recognized as a result of a disqualifying disposition of the surrendered shares if they were incentive stock option shares) and the same capital gains holding period as the shares surrendered. For purposes of determining ordinary income upon a subsequent disqualifying disposition of the Exchange Shares, the amount paid for such shares will be deemed to be the fair market value of the shares surrendered. The balance of the shares received by the optionee will have a tax basis (and a deemed purchase price) of zero and a capital gains holding period beginning on the date of exercise. The Incentive Stock Option holding period for all shares will be the same as if the option had been exercised for cash.

NON-QUALIFIED STOCK OPTIONS

         Generally, there will be no federal income tax consequences to either the optionee or the Company on the grant of Non-Qualified Stock Options pursuant to the Employee Grants, the Plan or the Non-Employee Director Plan. On the exercise of a Non-Qualified Stock Option, the optionee (except as described below) has taxable ordinary income equal to the excess of the fair market value of the shares acquired on the exercise date over the option price of the shares. The Company will be entitled to a federal income tax deduction (subject to the limitations contained in Section 162(m)) in an amount equal to such excess, provided that the Company complies with applicable reporting rules.

         Upon the sale of stock acquired by exercise of a Non-Qualified Stock Option, optionees will realize long-term or short-term capital gain or loss depending upon their holding period for such stock. Capital losses are deductible only to the extent of capital gains for the year plus $3,000 for individuals.

         In the event of a permitted transfer by gift of a Non-Qualified Stock Option, the transferor will remain taxable on the ordinary income realized as and when such Non-Qualified Stock Option is exercised by the transferee of the Non-Qualified Stock Option. a permitted transfer by gift of a Non-Qualified Stock Option may result in federal transfer taxes to the transferor at such time as the option is transferred, as well as such later time or times as the Non-Qualified Stock Option vests, if not fully vested on the date of the initial transfer.

         An optionee who surrenders shares in payment of the exercise price of a Non-Qualified Stock Option will not recognize gain or loss with respect to the shares so delivered unless such shares were acquired pursuant to the exercise of an Incentive Stock Option and the delivery of such shares is a disqualifying disposition. See "Incentive Stock Options." The optionee will recognize ordinary income on the exercise of the Non-Qualified Stock Option as described above. Of the shares received in such an exchange, that number of shares equal to the number of shares surrendered have the same tax basis and capital gains holding period as the shares surrendered. The balance of shares received will have a tax basis equal to their fair market value on the date of exercise and the capital gains holding period will begin on the date of exercise.

LIMITATION ON THE COMPANY'S DEDUCTION

         Section 162(m) of the Code will generally limit to $1,000,000 the Company's federal income tax deduction for compensation paid in any year to its chief executive officer and its four highest paid executive officers, to the extent that such compensation is not "performance based." Under U.S. Department of Treasury regulations, a stock option will, in general, qualify as "performance based" compensation if it (i) has an exercise price of not less than the fair market value of the underlying stock on the date of grant, (ii) is granted under a plan that limits the number of shares for which options may be granted to an employee during a specified period, which plan is approved by a majority of the stockholders entitled to vote thereon, and (iii) is granted and administered by a compensation committee consisting solely of at least two outside directors (as defined in Section 162(m)). If a stock option granted to an executive referred to above is not "performance based", the amount that would otherwise be deductible by the Company with respect of such stock option will be disallowed to the extent that the executive's aggregate non-performance based compensation paid in the relevant year exceeds $1,000,000.

PROPOSAL 5  RATIFICATION OF APPOINTMENT OF AUDITORS

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE.

         The engagement of the former independent accountant, Kuntz Lesher Siegrist & Martini LLP was terminated by the Company on February 26, 1998 solely due to the fact that the Board of Directors of the Company had made a determination that based upon its current stage of development, the best interest of the Company would be served by engaging a "Big Six" independent accounting firm. The principal accountant's report on the financial statements for either of the past two years did not contain an adverse opinion or a disclaimer of opinion, nor was qualified nor modified as to uncertainty, audit scope, or accounting principles. The decision to change accountants was approved by the Board of Directors of the Company.

         During the registrant's two most recent fiscal years preceding such dismissal there were no matters of disagreements between the Company and its former independent accountants. The former independent accountants have not advised the registrant during the two most recent fiscal years preceding of any of the following events:

                  (a) that the internal controls necessary for the registrant to develop reliable financial statements do not exist;

                  (b) that it can no longer rely on management's representations or that it is unwilling to be associated with the financial statements prepared by management;

                  (c) that it needs to significantly expand the scope of its audit or that information has come to its attention which may materially impact the fairness or reliability of a previously issued audit report or financial statements issued or to be issued covering the fiscal period subsequent to the date of the most recent financial statements covered by an audit report or that it can no longer rely on management's representations or that it is unwilling to be associated with the financial statements prepared by management; or that due to the accountant's dismissal, it did not expand the scope of its audit or conduct such further investigation; or

                  (d) that there have been any issues that have not been resolved to the satisfaction of the former independent accountant or that would otherwise affect its ability to render an unqualified audit report.

         The Company engaged the firm of Arthur Andersen LLP as its new independent accountants to conduct the 1997 audit. Arthur Andersen was retained by the Company once again to audit its 1998 financial condition. This action has been approved by the Board of Directors of the Company. The newly engaged accountants have not been consulted regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the registrant's financial statements; or any matter that was either the subject of a disagreement or a reportable event.

         Based upon the recommendation of the Audit Committee, the Board of Directors has selected Arthur Andersen LLP to be the Company's independent certified public accountants for fiscal 1999. Arthur Andersen has served as the Company's auditors since fiscal 1997. Services provided by Arthur Andersen to the Company in fiscal 1998 included the examination of the Company's consolidated financial statements for 1997 and 1998, limited reviews of quarterly reports, services related to filings with the Securities and Exchange Commission and consultation on various financial and tax related matters.

         The Board of Directors has invited a representative from Arthur Andersen LLP to attend the Annual Meeting on May 5, 1999. This representative will be available to make a statement if he or she so desires and will be available to answer questions from stockholders.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 1999.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires the Company's officers and directors, and persons who own more than 10% of a registered class of equity securities of the Company, to file reports of ownership and changes in ownership to the Securities and Exchange Commission ("SEC"). Officers, directors and greater than 10% stockholders are required by the SEC regulations to furnish the Company with copies of all
Section 16(a) reports they file.

         When the Company became a public reporting company upon filing of a Registration Statement on Form 8A with the SEC, on March 2, 1998, the directors and officers of the Company were required to file an Initial Statement of Beneficial Ownership on Form 3 with the SEC on such date. All of the Company's directors and executive officers of the Company filed the requisite Initial Statement of Beneficial Ownership on Form 3 several days late.

STOCKHOLDER PROPOSALS

                  Pursuant to the proxy rules promulgated under the Securities and Exchange Act of 1934, as amended, (the "Exchange Act"), the deadline for providing the Company timely notice of any stockholder proposal to be submitted outside of the Rule 14a-8 process for consideration at the Company's Annual Meeting to be held in 2000 (the "2000 Annual Meeting") will be February 17, 2000. As to all such matters which the Company does not have notice on or prior to February 17, 2000, discretionary authority shall be granted to the persons designated in the Company's proxy related to the Meeting to vote on such proposal. This change in procedure does not affect the Rule 14a-8 requirements applicable to inclusion of stockholder proposal in the Company's proxy materials related to the Meeting. A stockholder proposal in the Company's submitted to the Company at its offices located at 2300 Glades Road, Suite 440W, Boca Raton, FL, 33431 by December 27, 1999 to receive consideration for inclusion in the Company's 2000 proxy materials. Any such proposal must also comply with the proxy rules under the Exchange Act, including Rule 14a-8.

EXPENSES OF SOLICITATION

         The expense of the proxy solicitation will be borne by the Company. InterWest Transfer Company has been retained by the Company to assist in the solicitation of proxies and will be paid a fee of $4,500 for such services plus reimbursement of out-of-pocket expenses. In addition to solicitation by mail, proxies may be solicited in person or by telephone, or electronic mail by directors, officers or employees of the Company and its subsidiaries without additional compensation. Upon request by brokers, dealers, banks or voting trustees, or their nominees who are record holders of the Company's Common Stock, the Company is required to pay the reasonable expenses incurred by such record holders for mailing proxy materials and annual stockholder reports to any beneficial owners of the Common Stock.

ANNUAL REPORT

         This Proxy Statement is accompanied by the Annual Report to Stockholders on Form 10-KSB filed with the SEC for the year ended December 31, 1998 (the "Annual Report"). The Annual Report contains the Company's audited financial statements and "Management's Discussion and Analysis of Financial Condition and Results of Operations."

         EACH PERSON SOLICITED HEREUNDER CAN OBTAIN ANOTHER COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 1998 REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WITHOUT CHARGE, EXCEPT FOR EXHIBITS TO THE REPORT, BY SENDING A WRITTEN REQUEST TO:

                         U.S. Plastic Lumber Corporation
                             Attn: Bruce C. Rosetto
                           2300 Glades Rd. Suite 440W
                              Boca Raton, FL. 33431




                                             By Order of the Board of Directors,


                                           Bruce C. Rosetto, Corporate Secretary

                                   APPENDIX A
                        NON-QUALIFIED STOCK OPTION GRANT

To:

--------------------------------------------------------------------------------
ADDRESS

Date of Grant:

         WHEREAS,           (the "Optionee") is an employee[director or other]
of U.S. Plastic Lumber Corp., a Nevada Corporation, or any of it subsidiary companies (the "Company");

         WHEREAS, the execution of a Non-Qualified Stock Option Agreement in the form hereof has been duly authorized by a resolution of the Board of Directors (the "Board") of the Company duly adopted on March 10, 1999; and

         WHEREAS, the Option granted hereunder is subject to shareholder approval;

         NOW, THEREFORE, pursuant to the terms hereof, the Company hereby grants
to the Optionee an Option (the "Option") to purchase        shares of the
Company's non-registered Common Stock, par value $0.0001 per share ("Common Shares"), at the price of __________($ ) per share (the "Exercise Price"), and agrees to cause certificates for any Common Shares purchased hereunder to be delivered to the Optionee upon full payment of the Exercise Price, subject to the applicable terms and conditions hereinafter set forth.

                  1. VESTING OF OPTIONS.

     (a) Unless and until terminated as hereinafter provided, the Option shall vest immediately with the granting of this option. [or the Option shall vest ___ shares immediately and the remainder equally over ____ years, provided however, that in the event the Optionee dies or becomes permanently disabled while in the employ of the Company, the Options shall automatically fully vest. To the extent that the Option shall have so become exercisable, it may be exercised in whole or in part from time to time ].

                  2. PAYMENT OF EXERCISE PRICE. You may exercise your Option by giving written notice to the Secretary of the Company on forms supplied by the Company at its then principal executive office, accompanied by payment of the Option price for the total number of shares you specify that you wish to purchase. The Exercise Price shall be payable (a) in cash in the form of currency or check or other cash equivalent acceptable to the Company, (b) by actual or constructive transfer to the Company of nonforfeitable shares of Common Stock that have been owned by the Optionee for more than one year prior to the date of exercise and for more than two years from the date on which the Option was granted, if they were originally acquired by the Optionee pursuant to the exercise of the non-qualified stock option; (c) by the transfer to the Company of other property acceptable to the Company; or (d) by a combination of any of the forgoing methods of payment.

         Nonforfeitable, nonrestricted shares of Common Stock that are transferred by the Optionee in payment of all or any part of the Exercise Price shall be valued on the basis of their fair market value of Common Stock of the Company on the date of delivery of such certificates to the Company, accompanied by an assignment of stock to the Company. Any assignment of stock shall be in a form and substance satisfactory to the Secretary of the Company, including guarantees of signature(s) and payment of all transfer taxes if he deems such necessary or desirable. The requirement of payment in cash shall be deemed satisfied if the Optionee shall have made arrangements satisfactory to the Company with a broker that is a member of the National Association of Securities Dealers, Inc. to sell a sufficient number of the Common Shares, which are being purchased pursuant to the exercise, so that the net proceeds of the sale transaction will at least equal the aggregate Exercise Price, plus interest at the Applicable Federal Rate (as that term is defined in 1274 of the Code) for the period from the date of exercise to the date of payment, and pursuant to which the broker undertakes to deliver the aggregate Exercise Price, plus such interest, to the Company not later than the date on which the sale transaction will settle in the ordinary course of business.

                  3. TERMINATION OF OPTION. The Option shall terminate on the earliest of the following dates:

         (a) Thirty (30) days after the Optionee ceases to be an employee of the Company for any reason other than death or permanent disability;

         (b) Twelve months after the death, or termination of Optionee's employment by reason of his becoming permanent disabled within the meaning of
Section 22(e)(3) of the Internal Revenue Code of 1986, if the Optionee dies or becomes permanently disabled while an employee of the Company. Your executor, administrator, guardian or custodian must present proof of his authority satisfactory to the Company prior to being allowed to exercise this option; or

         In the event that the Optionee commits an act that the Committee acting in good faith determines to have been intentionally committed and materially adverse to the interests of the Company, the Option shall terminate as of the time of the commission of that act, notwithstanding any other provision of this Agreement.

         After the date your employment status terminates for any reason, this option may be exercised only for the number of shares which you had a right to purchase on the date your employment ceased.

                4. COMPLIANCE WITH LAW. The Company shall make reasonable efforts to comply with all applicable federal and state securities laws; PROVIDED, HOWEVER, notwithstanding any other provision of this Agreement, the Option shall not be exercisable if the exercise thereof would result in a violation of any such law.

                5. TRANSFERABILITY AND EXERCISABILITY. Neither the Option nor any interest therein may be transferred by the Optionee except by will or the laws of descent and distribution, and the Option may not be exercised during the lifetime of the Optionee except by the Optionee or, in the event of his legal incapacity, by his guardian or legal representative acting on behalf of the Optionee in a fiduciary capacity under state law and court supervision. Until the option price has been paid in full pursuant to due exercise of this option and the purchase shares are delivered to you, you do not have any rights as a stockholder of the Company. The Company reserves the right not to deliver to you the shares purchased by virtue of exercise of this option during any period of time in which the Company deems, in its sole discretion, that such delivery would violate a federal, state, local or securities exchange rule, regulation or law.

                6. ADJUSTMENTS. The Committee may make such adjustments in the Exercise Price and the number and kind of shares of stock or other securities covered by the Option as the Committee may in good faith determine to be equitably required in order to prevent any dilution or expansion of the Optionee's rights under this Agreement that otherwise would result from any (a) stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company, (b) merger, consolidation, spin-off, reorganization or partial or effect similar to any of the foregoing.

                7. WITHHOLDING TAXES. If the Company shall be required to withhold any federal, state, local or foreign tax in connection with an exercise of the Option, the Optionee shall pay the tax or make provisions that are satisfactory to the Company for the payment thereof.

                8. RIGHT TO TERMINATE EMPLOYMENT AND ADJUST COMPENSATION. No provision of this Agreement shall limit in any way whatsoever any right that the Company may otherwise have to terminate the employment or adjust compensation of the Optionee at any time.

                9. CONDITIONS PRECEDENT TO EXERCISABILITY OF OPTION. Notwithstanding anything to the contrary contained herein, this option is not exercisable until all the following events occur and during the following periods of time:

         (a) Until the option is approved by the stockholders of the Company in the manner prescribed by the Code and the regulations thereunder; or

         (b) Until this option and the optioned shares are approved and/or registered with such federal, state and local regulatory bodies or agencies and securities exchanges as the Company may deem necessary or desirable; or

         (c) During any period of time in which the Company deems that the exercisability of this option, the offer to sell the shares optioned hereunder, or the sale thereof, may violate a federal, state, local or securities exchange rule, regulation or law, or may cause the Company to be legally obligated to issue or sell more shares than the Company is legally entitled to issue or sell.

         The following two paragraphs shall be applicable if, on the date of exercise of this option, the Common Stock to be purchased pursuant to such exercise has not been registered under the Securities Act of 1933, as amended, and under applicable state securities laws, and shall continue to be applicable for so long as such registration has not occurred:

         (a) The Optionee hereby agrees, warrants and represents that he will acquire the Common Stock to be issued hereunder for his own account for investment purposes only, and not with a view to, or in connection with, any resale or other distribution of any of such shares, except as hereafter permitted. The Optionee further agrees that he will not at any time make any offer, sale, transfer pledge or other disposition of such Common Stock to be issued hereunder without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company to the effect that the proposed transaction will be exempt from such registration. The Optionee shall execute such instruments, representations, acknowledgements and agreements as the Company may, in its sole discretion, deem advisable to avoid any violation of federal, state, local, or securities exchange rule, regulation or law.

         (b) The certificates for Common Stock to be issued to the Optionee hereunder shall bear the following legend:

     "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or under applicable state securities laws. The shares have been acquired for investment and may not be offered, sold, transferred, pledged or otherwise disposed of without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company that the proposed transaction will be exempt from such registration."

         The foregoing legend shall be removed upon registration of the legended shares under the Securities Act of 1933, as amended, and under any applicable state laws or upon receipt of an opinion of counsel acceptable to the Company that said registration is no longer required.

         The sole purpose of the agreements, warranties, representations and legend set forth in the two immediately preceding paragraphs is to prevent violations of the Securities Act of 1933, as amended, and any applicable state securities laws.

                10. ARBITRATION. Any dispute or disagreement between you and the Company with respect to any portion of this option or its validity, construction, meaning, performance or your rights hereunder shall be settled by arbitration you will attempt to resolve any disputes or disagreements with the Company over this option amicably and informally, in good faith, for a period not to exceed two weeks. Thereafter, the dispute or disagreement will be submitted to arbitration. At any time prior to a decision from the arbitrator(s) being rendered, you and the Company may resolve the dispute by settlement. You and the Company shall share equally the costs charged by the American Arbitration

Association or its successor, but you and the Company shall otherwise be solely responsible for your own respective counsel fees and expenses. The decision of the arbitrator(s) shall be made in writing, setting forth the award, the reasons for the decision and award and shall be binding and conclusive on you and the Company. Further, neither you nor the Company shall appeal any such award. Judgment of a court of competent jurisdiction may be entered upon the award and may be enforced as such pursuant to the provisions of the award.

                  11. MISCELLANEOUS.

         This option shall not be an "incentive stock option" as that term is used in Section 422 of the Code and the regulations thereunder.

         This option shall be subject to the terms set forth herein and in any resolution approving the grant, which resolution is hereby incorporated herein by referenced and made a part hereof.

         This option constitutes the entire understanding between the Company and you with respect to the subject matter hereof and no amendment, modification or waiver of this option, in whole or in part, shall be binding upon the Company unless in writing and signed by the President of the Company.

         In the event that one or more provisions of this Agreement shall be invalidated for any reason by a court of competent jurisdiction, any provision so invalidated shall be deemed to be separable from the other provisions hereof, and the remaining provisions hereof, continue to be valid and fully enforceable.

         This option and the performance of the parties hereunder shall be construed in accordance with and governed by the laws of the State of Nevada.

     Please sign the copy of this option and return it to the Company's Secretary, thereby indicating your understanding of and agreement with its terms and conditions.

                                          U.S. Plastic Lumber Corporation


                                          By:
                                             ----------------------------
                                          Bruce C. Rosetto
                                          Vice President and General Counsel

I hereby acknowledge receipt of a copy of the foregoing stock option and, having read it hereby signify my understanding of, and my agreement with, its terms and conditions.

-------------------                 ---------------------------------
Date

                                   APPENDIX B
                         1999 EMPLOYEE STOCK OPTION PLAN

         U.S. Plastic Lumber Corporation and ("USPL") hereby adopts this 1999 Employee Stock Option Plan (the "Plan") the terms of which shall be as follows:

1.       PURPOSE

         The Plan is intended to advance the interests of USPL by providing eligible individuals (as designated pursuant to section 4 below) with an opportunity to acquire or increase a proprietary interest in USPL, which thereby will create a stronger incentive to expend maximum effort for the growth and success of USPL and its subsidiaries, and will encourage such eligible individuals to remain in the employ of USPL or one or more of its subsidiaries and to attract and retain officers, key employees and key independent contractors. Each stock option granted under the plan (an "Option") shall be an option that is not intended to constitute an "incentive stock option" ("Incentive Stock Option") within the meaning of 422 of the Internal
Revenue Code of 1986, or the corresponding provision of any subsequently enacted tax statute, as amended from time to time (the "Code") unless such Option is granted to an employee of USPL or a "subsidiary corporation" (a "Subsidiary") thereof within the meaning of Section 424 (f) of the Code and is specifically designated at the time of grant as being in Incentive Stock Option. Any Option so designated shall constitute an Incentive Stock Option only to the extent that it does not exceed the limitations set forth in Section 7 below.

2.       ADMINISTRATION

         (a) The Plan shall be administered by the Compensation Committee of the Board of Directors of USPL (the "Committee"), which shall have the full power and authority to take all actions, and to make all determinations required or provided for under the Plan or in the Option granted or Option Agreement (as defined in section 8 below) entered into under the Plan and all such other actions and determinations not inconsistent with the specific terms and provisions of the Plan deemed by the Committee to be necessary or appropriate to the administration of the Plan or any Option granted or Option Agreement entered into hereunder. All such actions and determinations shall be by the affirmative vote of a majority of the members of the Committee present at a meeting at which any issue relating to the Plan is properly raised for consideration or without a meeting by written consent of the Committee executed in accordance with USPL's Certificate of Incorporation and Bylaws, and with applicable law. The interpretation and construction by the Committee of any provision of the Plan or of any Option granted or Option Agreement entered into hereunder shall be final and conclusive.

         (b) The Board may from time to time appoint a Compensation Committee (the "Committee") consisting of not less than two members of the Board, none of whom shall be an officer or other salaried employee of USPL or any Subsidiary. The Board may remove members, add members, and fill vacancies on the Committee from time to time, all in accordance with USPL's Certificate of Incorporation and Bylaws, and Nevada applicable law. The majority vote of the Committee, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee.

         (c) NO LIABILITY. No member of the Board or of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted or Option Agreement entered into hereunder.

3.       STOCK

         The stock that may be issued pursuant to Options granted under the Plan shall be shares of common stock, $.0001 par value, of USPL (the "Stock"), which shares may be treasury shares or authorized but unissued shares. The number of shares of Stock that may be issued pursuant to Options granted under the Plan shall not exceed in the aggregate 1,000,000 shares, subject to adjustment as provided in Section 17 below. If any Option expires, terminates, or is terminated or canceled for any reason prior to exercise in full, the shares of Stock that were subject to the unexercised portion of such Option shall be available for future Options granted under the Plan.

4.       ELIGIBILITY

         (a) EMPLOYEES. Options may be granted under the Plan to any employee of USPL, a Subsidiary or any other entity of which on the relevant date at least a majority of the securities or other ownership interest having ordinary voting power (absolutely or contingently) for the election of directors or other persons performing similar functions ("Voting Securities") are at the time owned directly or indirectly by USPL or any Subsidiary (an "Affiliate"), including any such employee who is an officer or director of USPL, a Subsidiary or in Affiliate, as the Board shall determine and designate from time to time prior to expiration or termination of the Plan. The maximum number of shares of Stock subject to Options that may be granted during any calendar year under the Plan to any executive officer or other employee of USPL or any Subsidiary or Affiliate whose compensation is or may be subject to Code Section 162 (m) is 95% of the shares available for issuance under the Plan (subject to adjustment as provided in section 17 hereof).

         (b) INDEPENDENT CONTRACTORS. Options may be granted to independent contractors, who are individuals, performing services for USPL or any Subsidiary or Affiliate as determined by the Board from time to time on the basis of their importance to the business of USPL or such Subsidiary or Affiliate. Independent contractors shall not be eligible to receive options intended to constitute Incentive Stock Options. Non-employee directors of USPL shall not be eligible to receive options under the Plan.

         (c) MULTIPLE GRANTS. An individual may hold more than one Option, subject to such restrictions as are provided herein.

5.       EFFECTIVE DATE AND TERM OF THE PLAN

         (a) EFFECTIVE DATE. The Plan shall be effective as of the date of adoption by the Board, March 10, 1999, subject to approval of the Plan, within one year of such effective date, by the stockholders of USPL by a majority of votes present and entitled to vote at a duly held meeting of the stockholders at which a quorum representing a majority of all outstanding voting stock is present, either in person or by proxy or by written consent in accordance with USPL's Certificate of Incorporation and Bylaws; provided, however, that upon approval of the Plan by the stockholders of USPL set forth above, all Options granted under the Plan on or after the effective date shall be fully effective as if the stockholders of USPL approved the Plan on the effective date. If the stockholders fail to approve the Plan within one year of such effective date, any options granted hereunder shall be null and void and of no effect.

         (B) TERM. The Plan shall terminate when all options awarded under the Plan have been exercised, provided that no options may be granted under the Plan more than 10 years from the earlier of the date the Plan is adopted by the Company or initially approved by the shareholders of the Company.

6.       GRANT OF OPTIONS

         Subject to the terms and conditions of the Plan, the Committee may, at any time and from time to time, prior to the date of termination of the Plan, grant to such eligible individuals as the Committee may determine ("Optionees"), Options to purchase such number of shares of the Stock on such terms and conditions as the Committee may determine. The date on which the Committee approved the grant of an Option (or such later date as specified by the Committee) shall be considered the date on which such Option is granted.

7.       LIMITATION ON INCENTIVE STOCK OPTIONS

         An Option intended to constitute an Incentive Stock Option (and so designated at the time of grant) shall qualify as an Incentive Stock Option only to the extent that the aggregate fair market value (determined at the time the option is granted) of the stock with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under the Plan and all other plans of the Optionee's employer corporation and its parent and subsidiary corporation's within the meaning of Section 422 (d) of the Code) does not exceed $100,000. This limitation shall be applied by taking Options into account in the order in which they were granted.

8.       OPTION AGREEMENTS

         All Options granted pursuant to the Plan shall be evidenced by written agreements ("Option Agreements"), to be executed by USPL and by the Optionee, in such form or forms as the Committee shall from time to time determine. Option Agreements covering Options granted from time to time or at the same time need not contain similar provisions; provided, however, that all such Option Agreements shall comply with all terms of Plan.

9.       OPTION PRICE

         The purchase price of each share of the Stock subject to an Option (the "Option Price") shall be fixed by the Board and stated in each Option Agreement, and shall be not less than 100 percent of the closing price of a share of the Stock, as reported on NASDAQ or other exchange on which the Company's stock normally trades or if the Company's stock is not traded on the NASDAQ or other exchange, as determined in good faith by the Board of Directors, on the date the Option is granted; provided, however, then in the event the Optionee would otherwise be ineligible to receive an Incentive Stock Option by reason of the provisions of Sections 422 (b) (6) and 424 (d) of the Code (relating to stock ownership of more than 10 percent), the Option Price of an Option that is intended to be an Incentive Stock Option shall be not less than 110 percent of the fair market value of a share of Stock at the time such Option is granted.

10.      TERM AND EXERCISE OF OPTIONS

         (a) OPTION PERIOD. Each Option granted under the Plan shall terminate and all rights to purchase shares thereunder shall cease upon the expiration of ten years from the date such Option is granted, or on such date prior thereto as may be fixed by the Board and stated in the Option Agreement relating to such Option; provided, however, then in the event the Optionee would otherwise be ineligible to receive an Incentive Stock Option by reason of the provisions of Sections 422 (b) (6) and 424 (d) of the Code (relating to stock ownership of more than 10 percent), an Option granted to such Optionee that is intended to be an Incentive Stock Option shall in no event be exercisable after the expiration of five years from the date it is granted.

         (b) VESTING AND LIMITATION ON EXERCISE. Except as otherwise provided herein, each Option shall become exercisable with respect to 33 1/3 percent of the total number of shares subject to the Option on the date of its grant (the "Vesting Date") and with respect to an additional 33 1/3 percent of the number of such shares on each of the next two succeeding anniversaries of the Vesting Date; provided, however, that the Board may in its discretion provide that an Option may be exercised, in whole or in part, at any time from time to time, over a period commencing on or after the date of grant and ending upon the expiration or termination of the Option, as the Board shall determine and set forth in the Option Agreement relating to such Option.

Without limiting the foregoing, the Board, subject to the terms and conditions of the Plan, may in its sole discretion provide that an Option may be exercised immediately upon grant or that it may not be exercised in whole or in part for any period or periods of time going which such Option is outstanding; provided, however, that any vesting requirements or other such limitation on the exercise of an Option may be rescinded, modified or waived by the Board, in its sole discretion, at any time and from time to time after the date of grant of such Option, so as to accelerate the time at which the Option may be exercised.

         (c) METHOD OF EXERCISE. An Option that is exercisable hereunder may be exercised by delivery to USPL on any business day, at its principal office, addressed to the attention of the Vice President and General Counsel, of written notice of exercise, which notice shall specify the number of shares with respect to which the Option is being exercised, and shall be accompanied by payment in full of the Option Price of the shares for which the Option is being exercised, except as provided below. The minimum number of shares of Stock with respect to which an Option may be exercised, in whole or in part, at any time shall be the lesser of 100 shares or the maximum number of shares available for purchase under the Option the time of exercise. Payment of the Option Price for the shares of Stock purchased pursuant to the exercise of an Option shall be made
(i) in cash or in cash equivalents; (ii) through the tender to USPL of shares of Stock, which shares shall be valued, for purposes of determining the extent to which the Option Price has been paid thereby, at their fair market value (determined in the manner described in Section 9 above) on the date of exercise;
(iii) by delivering a written direction to USPL that the Option be exercised pursuant to a "cashless" exercise/sale procedure (pursuant to which funds to pay for exercise of the Option are delivered to USPL by a broker upon receipt of stock certificates from USPL) or a cashless exercise/loan procedure (pursuant to which the Optionees would obtain a margin loan from a broker to fund the exercise) through a licensed broker acceptable to USPL whereby the stock certificate or certificates for the shares of Stock for which the Option is exercised will be delivered to such broker as the agent for the individual exercising the Option and the broker will deliver to USPL cash (or cash equivalent acceptable to USPL) equal to the Option Price for the shares of Stock purchased pursuant to the exercise of the Option plus the amount (if any) of federal and other taxes that USPL, may, in its sole judgment, be required to withhold with respect to the exercise of the Option; (iv) to the extent permitted by applicable law and under the terms of the Option Agreement with respect to such Option, by the delivery of a promissory note of the Optionee to USPL on such terms as shall be set out in such Option Agreement; or (v) by combination of methods described in (i), (ii), (iii) and (iv). Payment in full of the Option Price need not accompany the written notice of exercise if the Option is exercised pursuant to the cashless exercise/sale procedure described above. An attempt to exercise any Option granted hereunder other than as set forth above shall be invalid and of no force and effect. Promptly after the exercise of an Option, the individual exercising the Option shall be entitled to the issuance of the Stock certificate or certificates evidencing his ownership of such shares. A separate Stock certificate or certificates shall be issued for any shares purchased pursuant to the exercise of an Option that is intended to be an Incentive Stock Option, which certificate or certificates shall not include any shares purchased pursuant to the exercise of an Option that is not an Incentive Stock Option. An individual holding or exercising an Option shall have none of the rights of a shareholder until the shares of

Stock covered thereby are fully paid and issued to him and, except as provided in Section 18 below, no adjustment shall be made for dividends or other rights for which the record date is prior to the date of such issuance.

         (d) CHANGE IN CONTROL. In the event of a Change in Control (as defined below), except as the Board shall otherwise provide in an Option Agreement with respect to an Option granted under the Plan, all outstanding Options shall become immediately exercisable in full, without regard to any limitation on exercise imposed pursuant to Section 10 (b) above, and, the optionee at the time of such change in control shall have the right to require USPL or its successor to pay, in cancellation of such Option, an amount equal to the product of (i) the excess of (x) the fair market value per share of the Stock over (y) the Option Price times (ii) the number of shares of Stock specified by the Optionee in a written notice to USPL (up to the full number of shares of Stock then subject to such Option). For purposes of the Plan, a "Change in Control" shall be deemed to occur (a) in the event the Stout Partnership, in aggregate, beneficially owns 20% or less of the issued and outstanding shares of Common Stock; or (b) if any person shall acquire direct or indirect beneficial ownership of more than 50% of the total combined voting power with respect to the election of directors of the issued and outstanding stock of USPL (except that no Change in Control shall be deemed to have occurred if the persons who are stockholders of USPL immediately before such acquisition own all or substantially all of the voting stock or other interests of such person immediately after such transaction), or (c) have the power (whether as result of stock ownership, revocable or irrevocable proxies, contract or otherwise) or ability to elect or cause the election of directors consisting at the time of such election of the majority of the Board. A "person" for this purpose shall mean any person, corporation, partnership, joint venture or other entity or any group (as such term is defined for purposes of Section 13 (d) of the Exchange
Act) and a person shall be deemed to be a beneficial owner as that term is used in Rule 13d-3 under the Exchange Act. The amount payable under this Section 10
(d) shall be remitted by USPL in cash or by certified or bank check, reduced by applicable tax withholding.

         (e) Notwithstanding any other provision of the Plan, no Option granted to an Optionee under the Plan shall be exercisable in whole or in part prior to the date the Plan is approved by the stockholders of USPL has provided in section 5 above.

11.      TRANSFERABILITY OF OPTIONS

         Non-Qualified Stock Options granted under the Plan may be transferred only by gift or qualified domestic relations order to a family member (as defined below) of a director of the Company. The term "family member" includes any child, stepchild, grandchild, parent, step parent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the employee's household (other than a tenant or employee), a trust which these persons have more than 50 percent of the beneficial interest, a foundation which these persons (or the employee) control management of assets, and any other entity in which these persons (or the employee) own more than 50 percent of the voting interest.

         Incentive Stock Options granted under the Plan are not assignable or transferable, otherwise than by will or by the laws of descent and distribution. Except in the event of death or disability, all Incentive Stock Options granted under the Plan are exercisable, during the lifetime of an optionee, and are exercisable only by such optionee.

12.      TERMINATION OF EMPLOYMENT OR SERVICE

         (a) GENERAL. Except as otherwise provided herein, upon the termination of employment or other service of an Optionee with USPL, a Subsidiary, or an Affiliate, or the death or "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code) of such Optionee, any Option granted to an Optionee pursuant to the Plan shall terminate upon the expiration of thirty days from the date of such termination of employment or service and such Optionee shall have no further right to purchase shares of Stock pursuant to such Option. Notwithstanding the foregoing provisions of this Section 12, the Board may provide, in its discretion, that following the termination of employment or service of an Optionee with USPL, a Subsidiary, or Affiliate, an Optionee may exercise an Option, in whole or in part, at any time subsequent to such termination of employment or service and prior to termination of the Option pursuant to Section 10 (a) above, either subject to or without regard to any vesting or other limitations on exercise imposed pursuant to Section 10 (b) above.

         (b) Whether a leave of absence or lien on military or government service shall constitute a termination of employment of service for purposes of the Plan shall be determined by the Board, which determination shall be final and conclusive. For purposes of the Plan, the termination of employment or service with USPL, a Subsidiary, or Affiliate shall not be deemed to occur if the Optionee is immediately thereafter employed by or otherwise providing services to USPL, any Subsidiary or Affiliate.

13.      RIGHTS IN THE EVENT OF DEATH OR DISABILITY

         (a) DEATH. If an Optionee dies while in the employ or service of USPL, a Subsidiary or Affiliate or within the period following termination of employment or service for which the Option is exercisable under Section 12 above or Section 13(b) below, all Options held by such Optionee prior to death shall become immediately exercisable in full and the executors or administrators or legatees or distributees of such Optionee's estate shall have the right, at any time within twelve months after the date of such Optionee's death and prior to termination of the Option pursuant to Section 10(a) above, to exercise any Option held by such Optionee at the date of such Optionee's death; provided, however, that the Board may provide, in its discretion, that following the death of an Optionee, the executors or administrators or legatees or distributees of such Optionee's estate may exercise an Option, in whole or in part, at any time subsequent to such Optionee's death and prior to termination of the Option pursuant to Section 10 (a) above, either subject to or without regard to any vesting or other limitation on exercise imposed pursuant to Section 10 (b) above.

         (b) DISABILITY. If an Optionee terminates employment or service with USPL, a Subsidiary or Affiliate by reason of the "permanent and total disability" (within the meaning of Section 22 (e) (3) of the Code) of such Optionee, then all Options held by such Optionee shall become immediately exercisable in full and the Optionee shall have the right, at any time within twelve months after such termination of employment or service and prior to termination of the Option pursuant to Section 10 (a) above, to exercise, in whole or in part, any Option held by such Optionee at the date of such termination of employment or service; provided, however, that the Board may provide, in its discretion, that an Optionee may, in the event of the termination of employment or service of the Optionee with USPL, the Subsidiary or Affiliate by reason of the "permanent and total disability" (within the meaning of Section 22 (e) (3) of the Code) of such Optionee, exercise an Option in whole or in part, at any time subsequent to such termination of employment or service and prior to termination of the Option pursuant to Section 10 (a) above, either subject to or without regard to any vesting or other limitation on exercise imposed pursuant to Section 10 (b) above. Whether a termination of employment or service is to be considered by reason of "permanent and total disability" for purposes of this Plan shall be determined by the Board, which termination shall be final and conclusive.

14.      REQUIREMENTS OF LAW

         (a) VIOLATIONS OF LAW. USPL shall not be required to sell or issue any shares of Stock under any Option if the sale or issuance of such shares would constitute a violation by the individual exercising the Option or USPL of any provisions of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations. Any determination in this connection by the Board shall be final, binding, and conclusive. USPL shall not be obligated to take any affirmative action in order to cause the exercise of an Option or the issuance of shares pursuant thereto to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that an Option shall not be exercisable unless and until the shares of Stock covered by such Option are registered or are subject to an available exemption from registration, the exercise of such Option (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

         (b) COMPLIANCE WITH RULE 16B-3. The intent of this Plan is to qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent any provision of the Plan does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative to the extent permitted by law and deemed advisable by the Board and shall not affect the validity of the Plan. In the event Rule 16b-3 is revised or replaced, the Board, or the Committee acting on behalf of the Board, may exercise discretion to modify this Plan in any respect necessary to satisfy the requirements of the revised exemption or its replacement.

        (c) COMPLIANCE WITH SECURITIES ACT OF 1933. The following two paragraphs shall be applicable if, on the date of exercise of this option, the Common Stock to be purchased pursuant to such exercise has not been registered under the Securities Act of 1933, as amended, and under applicable state securities laws, and shall continue to be applicable for so long as such registration has not occurred:

                 (i) The Optionee hereby agrees, warrants and represents that he will acquire the Common Stock to be issued hereunder for his own account for investment purposes only, and not with a view to, or in connection with, any resale or other distribution of any of such shares, except as hereafter permitted. The Optionee further agrees that he will not at any time make any offer, sale, transfer pledge or other disposition of such Common Stock to be issued hereunder without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company to the effect that the proposed transaction will be exempt from such registration. The Optionee shall execute such instruments, representations, acknowledgments and agreements as the Company may, in its sole discretion, deem advisable to avoid any violation of federal, state, local, or securities exchange rule, regulation or law.

                 (ii) The certificates for Common Stock to be issued to the Optionee hereunder shall bear the following legend:

     "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or under applicable state securities laws. The shares have been acquired for investment and may not be offered, sold, transferred, pledged or otherwise disposed of without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company that the proposed transaction will be exempt from such registration."

         The foregoing legend shall be removed upon registration of the legended shares under the Securities Act of 1933, as amended, and under any applicable state laws or upon receipt of an opinion of counsel acceptable to the Company that said registration is no longer required.

         The sole purpose of the agreements, warranties, representations and legend set forth in the two immediately preceding paragraphs is to prevent violations of the Securities Act of 1933, as amended, and any applicable state securities laws.

15.      AMENDMENT AND TERMINATION OF THE PLAN

         The Board may, at any time and from time to time, amend, suspend or terminate the Plan as to any shares of Stock as to which Options have not been granted; provided, however, that no amendment by the Board shall, without approval by a majority of the votes present and entitled to vote at a duly held meeting of the stockholders of USPL at which a quorum representing a majority of all outstanding voting stock is, either in person or by proxy, present and voting on the amendment, or by written consent in accordance with applicable state law and the Certificate of Incorporation and Bylaws of USPL, change the requirements as to eligibility to receive Options that are intended to qualify as Incentive Stock Options, increased maximum number of shares of Stock in the aggregate that may be sold pursuant to Options that are intended to qualify as Incentive Stock Options granted under the Plan (except as permitted under Section 17 hereof) or modify the Plan so that Options granted under the Plan cannot satisfy the applicable requirements of Code
Section 162 (m). Except as permitted under Section 17 hereof, no amendment, suspension or termination of the Plan shall, without the consent of the holder of the Option, alter or impair rights or obligations under any Option theretofore granted under the Plan.

17.      EFFECT OF CHANGES IN CAPITALIZATION

         (a) RECAPITALIZATION. If the outstanding shares of Stock are increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of USPL by reason of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by USPL, occurring after the effective date of the Plan, the number and kinds of shares for the purchase of which Options may be granted under the Plan shall be adjusted proportionately and accordingly by USPL. In addition, the number and kind of shares for which Options are outstanding shall be adjusted proportionately and accordingly so that the proportionate interest of the holder of the Option immediately following such event, to the extent practicable, be the same as immediately prior to such event. Any such adjustment in outstanding Options shall not change the aggregate Option Price payable with respect to shares subject to the unexercised portion of the Option outstanding shall include a corresponding proportionate adjustment in the Option Price per share. If there is a distribution payable in the capital stock of a subsidiary corporation (a "Spin-off Corporation") of USPL ("Spin-off Shares"), to the extent consistent with Treasury Regulation Section 1.425-1(a)(6) or the corresponding provision of any subsequent regulation, each outstanding Option shall thereafter additionally pertain to the number of Spin-off Shares that would have been received in such distribution by a shareholder of USPL who own a number of shares of Common Stock equal to the number of shares that are subject to the Option at the time of such distribution, the aggregate Option Price of the Option shall be allocated between the Spin-off Shares and the Common Stock in proportion to the relative fair market values of a Spin-off Share and a share of Common Stock immediately after the distribution of Spin-off Shares, and the Option shall be exercisable separately as to the shares of Common Stock and Spin-off Shares covered thereby.

         (b) REORGANIZATION IN WHICH USPL IS THE SURVIVING CORPORATION. Subject to the discretion of the Compensation Committee of the Board of Directors, if USPL shall be the surviving corporation in any reorganization, merger, or consolidation of USPL with one or more other corporations, any Option theretofore granted pursuant to the Plan shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to such Option would have been entitled immediately following such reorganization, merger or consolidation, with a corresponding proportionate adjustment of the Option Price per share so that the aggregate Option Price thereafter shall be the same as the aggregate Option Price of the shares remaining subject to the Option immediately prior to such reorganization, merger or consolidation.

         (c) DISSOLUTION OR LIQUIDATION; REORGANIZATION IN WHICH USPL IS NOT THE SURVIVING CORPORATION OR SALE OF ASSETS OR STOCK. Upon the dissolution or liquidation of USPL, the Plan and all Options outstanding hereunder shall terminate. In the event of any termination of the Plan under this Section 17
(c), each individual holding an Option shall have the right, immediately prior to the occurrence of such termination and during such reasonable period as the Board in its sole discretion shall determine and designate, to exercise such Option in whole or in part, whether or not such Option was otherwise exercisable at the time such termination occurs and without regard to any investing or other limitation on exercise imposed pursuant to Section 10 (b) above. In connection with a merger, consolidation, reorganization or other business combination of USPL with one or more other entities in which USPL is not the surviving entity, or upon a sale of all or substantially all of the assets of USPL to another entity, or upon any transaction (including, without limitation, a merger or reorganization in which USPL is surviving corporation) that results in any person or entity (or persons or entities acting as a group or otherwise in concert) owning more than 50 percent of the combined voting power of all classes of stock of USPL, USPL and the acquiring or surviving entity shall provide for the continuation of the Plan and the assumption of the Options theretofore granted, or for the substitution for such Options with new options covering the stock of a successor entity, or a parent or subsidiaries thereof, with appropriate adjustments as to the number and kinds of shares and exercise prices. The Board shall send prior written notice of the occurrence of an event described in this Section 17 (c) to all individuals who hold Options not later than the time at which USPL gives notice to of stockholders left such event is proposed.

         (d) ADJUSTMENTS. Adjustments under this Section 17 related to Stock or securities of USPL shall be made by the Board, whose determination in that respect shall be final, binding, and conclusive. No fractional shares of Stock or units of other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding and downward to the nearest whole share or unit.

         (e) NO LIMITATION ON CORPORATION. The grant of an Option pursuant to the Plan shall not affect or limiting anyway the right of or power of USPL to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve liquidate, were to sell or transferable or any part of its business or assets.

18.      DISCLAIMER OF RIGHTS

         No provision in the Plan or in any Option granted or Option Agreement entered into pursuant to the Plan shall be construed to confirm upon any individual the right to remain in the employ of USPL, any Subsidiary, any Spin-off Corporation or Affiliate, or to interfere in any way with the right and authority of USPL, any Subsidiary, any Spin-off Corporation or Affiliate either to increase or decrease the compensation of any individual at any time, or to terminate any employment or other relationship between any individual and USPL, any Subsidiary, any Spin-off Corporation or Affiliate.

19.      NON-EXCLUSIVITY OF THE PLAN

         Neither the adoption of the Plan nor the submission of the Plan to the stockholders of USPL for approval shall be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or individuals) as the Board in its discretion determines desirable, including, without limitation, the granting of stock options or stock appreciation rights otherwise than under the Plan.




         This Plan was duly adopted and approved by be Board of Directors of USPL effective as of the 10th day of March, 1999, subject to approval and adoption by the stockholders of USPL.



                                        -------------------------
                                        Bruce C. Rosetto, Secretary

         This Plan was duly approved and adopted by the stockholders of USPL at a meeting held the 5th day of May, 1999.



                                        -------------------------
                                        Bruce C. Rosetto, Secretary

                                   APPENDIX C
                  1999 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

         U.S. Plastic Lumber Corporation and ("USPL") hereby adopts this 1999 Non-Employee Director Stock Option Plan (the "Plan") the terms of which shall be as follows:

1.       PURPOSE

         The Plan is intended to advance the interests of USPL by providing eligible individuals (as designated pursuant to section 4 below) with an opportunity to acquire or increase a proprietary interest in USPL, which thereby will create a stronger incentive to expend maximum effort for the growth and success of USPL, and will encourage such eligible individuals to remain in the service of USPL. Each stock option granted under the plan (an "Option") shall be an option that is not intended to constitute an "incentive stock option" ("Incentive Stock Option") within the meaning of section 422 of the Internal Revenue Code of 1986, or the corresponding provision of any subsequently enacted tax statute, as amended from time to time (the "Code").

2.       ADMINISTRATION

         (a) The Plan shall be administered by the Compensation Committee of the Board of Directors of USPL (the "Committee"), which shall have the full power and authority to take all actions, and to make all determinations required or provided for under the Plan or in the Option granted or Option Agreement (as defined in section 8 below) entered into under the Plan and all such other actions and determinations not inconsistent with the specific terms and provisions of the Plan deemed by the Committee to be necessary or appropriate to the administration of the Plan or any Option granted or Option Agreement entered into hereunder. All such actions and determinations shall be by the affirmative vote of a majority of the members of the Committee present at a meeting at which any issue relating to the Plan is properly raised for consideration or without a meeting by written consent of the Committee executed in accordance with USPL's Certificate of Incorporation and Bylaws, and with applicable law. The interpretation and construction by the Committee of any provision of the Plan or of any Option granted or Option Agreement entered into hereunder shall be final and conclusive.

         (b) The Board may from time to time appoint a Compensation Committee (the "Committee") consisting of not less than two members of the Board, none of whom shall be an officer or other salaried employee of USPL or any Subsidiary.The Board may remove members, add members, and fill vacancies on the Committee from time to time, all in accordance with USPL's Certificate of Incorporation and Bylaws, and Nevada applicable law. The majority vote of the Committee, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee.

         (c) NO LIABILITY. No member of the Board or of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted or Option Agreement entered into hereunder.

3.       STOCK

         The stock that may be issued pursuant to Options granted under the Plan shall be shares of common stock, $.0001 par value, of USPL (the "Stock"), which shares may be treasury shares or authorized but unissued shares. The number of shares of Stock that may be issued pursuant to Options granted under the Plan shall not exceed in the aggregate 150,000 shares, subject to adjustment as provided in Section 17 below. If any Option expires, terminates, or is terminated or canceled for any reason prior to exercise in full, the shares of Stock that were subject to the unexercised portion of such Option shall be available for future Options granted under the Plan.

4.       ELIGIBILITY

         (a) DIRECTORS. Options may be granted under the Plan to any non-employee director of USPL or any other entity of which on the relevant date at least a majority of the securities or other ownership interest having ordinary voting power (absolutely or contingently) for the election of directors or other persons performing similar functions ("Voting Securities") are at the time owned directly or indirectly by USPL, as the Board shall determine and designate from time to time prior to expiration or termination of the Plan.

         (b) MULTIPLE GRANTS. And individual may hold more than one Option, subject to such restrictions as are provided herein.

5.       EFFECTIVE DATE AND TERM OF THE PLAN

         (a) EFFECTIVE DATE. The Plan shall be effective as of the date of adoption by the Board, which date is March 10, 1999, subject to approval of the Plan, within one year of such effective date, by the stockholders of USPL by a majority of votes present and entitled to vote at a duly held meeting of the stockholders at which a quorum representing a majority of all outstanding voting stock is present, either in person or by proxy or by written consent in accordance with USPL's Certificate of Incorporation and Bylaws; provided, however, that upon approval of the Plan by the stockholders of USPL set forth above, all Options granted under the Plan on or after the effective date shall be fully effective as if the stockholders of USPL approved the Plan on the effective date. If the stockholders fail to approve the Plan within one year of such effective date, any options granted hereunder shall be null and void and of no effect.

         (B) TERM. The Plan shall terminate when all options awarded under the Plan have been exercised, provided that no options may be granted under the Plan more than 10 years from the earlier of the date the Plan is adopted by the Company or initially approved by the shareholders of the Company.

6.       GRANT OF OPTIONS

         Subject to the terms and conditions of the Plan, the Committee may, at any time and from time to time, prior to the date of termination of the Plan, grant to such eligible individuals as the Committee may determine ("Optionees"), Options to purchase such number of shares of the Stock on such terms and conditions as the Committee may determine. The date on which the Committee approved the grant of an Option (or such later date as specified by the Committee) shall be considered the date on which such Option is granted.

7.       OPTION AGREEMENTS

         All Options granted pursuant to the Plan shall be evidenced by written agreements ("Option Agreements"), to be executed by USPL and by the Optionee, in such form or forms as the Committee shall from time to time determine. Option Agreements covering Options granted from time to time or at the same time need not contain similar provisions; provided, however, that all such Option Agreements shall comply with all terms of Plan.

8.       OPTION PRICE

         The purchase price of each share of the Stock subject to an Option (the "Option Price") shall be fixed by the Board and stated in each Option Agreement, and shall be not less than 100 percent of the closing price of a share of the Stock, as reported on NASDAQ or other exchange on which the Company's stock normally trades or if the Company's stock is not traded on the NASDAQ or other exchange, as determined in good faith by the Board of Directors, on the date the Option is granted.

9.       TERM AND EXERCISE OF OPTIONS

         (a) OPTION PERIOD. Each Option granted under the Plan shall terminate and all rights to purchase shares thereunder shall cease upon the expiration of ten years from the date such Option is granted, or on such date prior thereto as may be fixed by the Board and stated in the Option Agreement relating to such Option.

         (b) VESTING AND LIMITATION ON EXERCISE. Except as otherwise provided herein, each Option shall become exercisable with respect to 33 1/3 percent of the total number of shares subject to the Option on the date of its grant (the "Vesting Date") and with respect to an additional 33 1/3 percent of the number of such shares on each of the next two succeeding anniversaries of the Vesting Date; provided, however, that the Board may in its discretion provide that an Option may be exercised, in whole or in part, at any time from time to time, over a period commencing on or after the date of grant and ending upon the expiration or termination of the Option, as the Board shall determine and set forth in the Option Agreement relating to such Option. Without limiting the foregoing, the Board, subject to the terms and conditions of the Plan, may in its sole discretion provide that an Option may be exercised immediately upon grant or that it may not be exercised in whole or in part for any period or periods of time going which such Option is outstanding; provided, however, that any vesting requirements or other such limitation on the exercise of an Option may be rescinded, modified or waived by the Board, in its sole discretion, at any time and from time to time after the date of grant of such Option, so as to accelerate the time at which the Option may be exercised.

         (c) METHOD OF EXERCISE. An Option that is exercisable hereunder may be exercised by delivery to USPL on any business day, at its principal office, addressed to the attention of the Vice President and General Counsel, of written notice of exercise, which notice shall specify the number of shares with respect to which the Option is being exercised, and shall be accompanied by payment in full of the Option Price of the shares for which the Option is being exercised, except as provided below. The minimum number of shares of Stock with respect to which an Option may be exercised, in whole or in part, at any time shall be the lesser of 100 shares or the maximum number of shares available for purchase under the Option the time of exercise. Payment of the Option Price for the shares of Stock purchased pursuant to the exercise of an Option shall be made
(i) in cash or in cash equivalents; (ii) through the tender to USPL of shares of Stock, which shares shall be valued, for purposes of determining the extent to which the Option Price has been paid thereby, at their fair market value (determined in the manner described in Section 9 above) on the date of exercise;
(iii) by delivering a written direction to USPL that the Option be exercised pursuant to a "cashless" exercise/sale procedure (pursuant to which funds to pay for exercise of the Option are delivered to USPL by a broker upon receipt of stock certificates from USPL) or a cashless exercise/loan procedure (pursuant to which the Optionees would obtain a margin loan from a broker to fund the exercise) through a licensed broker acceptable to USPL whereby the stock certificate or certificates for the shares of Stock for which the Option is exercised will be delivered to such broker as the agent for the individual exercising the Option and the broker will deliver to USPL cash (or cash equivalent acceptable to USPL) equal to the Option Price for the shares of Stock purchased pursuant to the exercise of the Option plus the amount (if any) of federal and other taxes that USPL, may, in its sole judgment, be required to withhold with respect to the exercise of the Option; (iv) to the extent permitted by applicable law and under the terms of the Option Agreement with respect to such Option, by the delivery of a promissory note of the Optionee to USPL on such terms as shall be set out in such Option Agreement; or (v) by combination of methods described in (i), (ii), (iii) and (iv). Payment in full of the Option Price need not accompany the written notice of exercise if the Option is exercised pursuant to the cashless exercise/sale procedure described above. An attempt to exercise any Option granted hereunder other than as set forth above shall be invalid and of no force and effect. Promptly after the exercise of an Option, the individual exercising the Option shall be entitled to the issuance of the Stock certificate or certificates evidencing his ownership of such shares. A separate Stock certificate or certificates shall be issued for any shares purchased pursuant to the exercise of an Option that is intended to be an Incentive Stock Option, which certificate or certificates shall not include any shares purchased pursuant to the exercise of an Option that is not an Incentive Stock Option. An individual holding or exercising an Option shall have none of the rights of a shareholder until the shares of Stock covered thereby are fully paid and issued to him and, except as provided in Section 18 below, no adjustment shall be made for dividends or other rights for which the record date is prior to the date of such issuance.

                  (d) CHANGE IN CONTROL. In the event of a Change in Control (as defined below), except as the Board shall otherwise provided in an Option Agreement with respect to an Option granted under the Plan, all outstanding Options shall become immediately exercisable in full, without regard to any limitation on exercise imposed pursuant to Section 10 (b) above, and, optionee, at the time of such change in control shall have the right to require USPL or its successor to pay, in cancellation of such Option, an amount equal to the product of (i) the excess of (x) the fair market value per share of the Stock over (y) the Option Price times (ii) the number of shares of Stock specified by the Optionee in a written notice to USPL (up to the full number of shares of Stock then subject to such Option). For purposes of the Plan, a "Change in Control" shall be deemed to occur (a) in the event the Stout Partnership, in aggregate, beneficially owns 20% or less of the issued and outstanding shares of Common Stock; or (b) if any person shall acquire direct or indirect beneficial ownership of more than 50% of the total combined voting power with respect to the election of directors of the issued and outstanding stock of USPL (except that no Change in Control shall be deemed to have occurred if the persons who are stockholders of USPL immediately before such acquisition own all or substantially all of the voting stock or other interests of such person immediately after such transaction), or (c) have the power (whether as result of stock ownership, revocable or irrevocable proxies, contract or otherwise) or ability to elect or cause the election of directors consisting at the time of such election of the majority of the Board. A "person" for this purpose shall mean any person, corporation, partnership, joint venture or other entity or any group (as such term is defined for purposes of Section 13 (d) of the Exchange Act) and a person shall be deemed to be a beneficial owner as that term is used in Rule 13d-3 under the Exchange Act. The amount payable under this Section 10 (d) shall be remitted by USPL in cash or by certified or bank check, reduced by applicable tax withholding.

         (e) Notwithstanding any other provision of the Plan, no Option granted to an Optionee under the Plan shall be exercisable in whole or in part prior to the date the Plan is approved by the stockholders of USPL has provided in section 5 above.

9.       TRANSFERABILITY OF OPTIONS

         Non-Qualified Stock Options granted under the Non-Employee Director Plan may be transferred only by gift or qualified domestic relations order to a family member (as defined below) of a director of the Company. The term "family member" includes any child, stepchild, grandchild, parent, step parent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the employee's household (other than a tenant or employee), a trust which these persons have more than 50 percent of the beneficial interest, a foundation which these persons (or the employee) control management of assets, and any other entity in which these persons (or the employee) own more than 50 percent of the voting interest.

10.      TERMINATION OF SERVICE

         (a) GENERAL. Except as otherwise provided herein, upon the termination of service of an Optionee with USPL or the death or "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code) of such Optionee, any Option granted to an Optionee pursuant to the Plan shall terminate upon the expiration of ninety days from the date of such termination of service and such Optionee shall have no further right to purchase shares of Stock pursuant to such Option. Notwithstanding the foregoing provisions of this Section 12, the Board may provide, in its discretion, that following the termination of service of an Optionee with USPL, an Optionee may exercise an Option, in whole or in part, at any time subsequent to such termination of service and prior to termination of the Option pursuant to Section 10 (a) above, either subject to or without regard to any vesting or other limitations on exercise imposed pursuant to Section 10 (b) above.

         (b) Whether a leave of absence or lien on military or government service shall constitute a termination of employment of service for purposes of the Plan shall be determined by the Board, which determination shall be final and conclusive.

11.      RIGHTS IN THE EVENT OF DEATH OR DISABILITY

         (a) DEATH. If an Optionee dies while in the employ or service of USPL within the period following termination of service for which the Option is exercisable under Section 12 above or Section 13(b) below, all Options held by such Optionee prior to death shall become immediately exercisable in full and the executors or administrators or legatees or distributees of such Optionee's estate shall have the right, at any time within twelve months after the date of such Optionee's death and prior to termination of the Option pursuant to Section 10(a) above, to exercise any Option held by such Optionee at the date of such Optionee's death; provided, however, that the Board may provide, in its discretion, that following the death of an Optionee, the executors or administrators or legatees or distributees of such Optionee's estate may exercise an Option, in whole or in part, at any time subsequent to such Optionee's death and prior to termination of the Option pursuant to Section 10
(a) above, either subject to or without regard to any vesting or other limitation on exercise imposed pursuant to Section 10 (b) above.

         (b) DISABILITY. If an Optionee terminates service with USPL by reason of the "permanent and total disability" (within the meaning of Section 22 (e)
(3) of the Code) of such Optionee, then all Options held by such Optionee shall become immediately exercisable in full and the Optionee shall have the right, at any time within twelve months after such termination of service and prior to termination of the Option pursuant to Section 10 (a) above, to exercise, in whole or in part, any Option held by such Optionee at the date of such termination of service; provided, however, that the Board may provide, in its discretion, that an Optionee may, in the event of the termination of service of the Optionee with USPL by reason of the "permanent and total disability" (within the meaning of Section 22 (e) (3) of the Code) of such Optionee, exercise an Option in whole or in part, at any time subsequent to such termination of service and prior to termination of the Option pursuant to Section 10 (a) above, either subject to or without regard to any vesting or other limitation on exercise imposed pursuant to Section 10 (b) above. Whether a termination of service is to be considered by reason of "permanent and total disability" for purposes of this Plan shall be determined by the Board, which termination shall be final and conclusive.

12.      REQUIREMENTS OF LAW

         (a) VIOLATIONS OF LAW. USPL shall not be required to sell or issue any shares of Stock under any Option if the sale or issuance of such shares would constitute a violation by the individual exercising the Option or USPL of any provisions of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations. Any determination in this connection by the Board shall be final, binding, and conclusive. USPL shall not be obligated to take any affirmative action in order to cause the exercise of an Option or the issuance of shares pursuant thereto to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that an Option shall not be exercisable unless and until the shares of Stock covered by such Option are registered or are subject to an available exemption from registration, the exercise of such Option (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

         (b) COMPLIANCE WITH RULE 16B-3. The intent of this Plan is to qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent any provision of the Plan does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative to the extent permitted by law and deemed advisable by the Board and shall not affect the validity of the Plan. In the event Rule 16b-3 is revised or replaced, the Board, or the Committee acting on behalf of the Board, may exercise discretion to modify this Plan in any respect necessary to satisfy the requirements of the revised exemption or its replacement.

        (c) COMPLIANCE WITH SECURITIES ACT OF 1933. The following two paragraphs shall be applicable if, on the date of exercise of this option, the Common Stock to be purchased pursuant to such exercise has not been registered under the Securities Act of 1933, as amended, and under applicable state securities laws, and shall continue to be applicable for so long as such registration has not occurred:

                 (i) The Optionee hereby agrees, warrants and represents that he will acquire the Common Stock to be issued hereunder for his own account for investment purposes only, and not with a view to, or in connection with, any resale or other distribution of any of such shares, except as hereafter permitted. The Optionee further agrees that he will not at any time make any offer, sale, transfer pledge or other disposition of such Common Stock to be issued hereunder without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company to the effect that the proposed transaction will be exempt from such registration. The Optionee shall execute such instruments, representations, acknowledgments and agreements as the Company may, in its sole discretion, deem advisable to avoid any violation of federal, state, local, or securities exchange rule, regulation or law.

                 (ii) The certificates for Common Stock to be issued to the Optionee hereunder shall bear the following legend:

     "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or under applicable state securities laws. The shares have been acquired for investment and may not be offered, sold, transferred, pledged or otherwise disposed of without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company that the proposed transaction will be exempt from such registration."

         The foregoing legend shall be removed upon registration of the legended shares under the Securities Act of 1933, as amended, and under any applicable state laws or upon receipt of an opinion of counsel acceptable to the Company that said registration is no longer required.

         The sole purpose of the agreements, warranties, representations and legend set forth in the two immediately preceding paragraphs is to prevent violations of the Securities Act of 1933, as amended, and any applicable state securities laws.

13.      AMENDMENT AND TERMINATION OF THE PLAN

         The Board may, at any time and from time to time, amend, suspend or terminate the Plan as to any shares of Stock as to which Options have not been granted; provided, however, that no amendment by the Board shall, without approval by a majority of the votes present and entitled to vote at a duly held meeting of the stockholders of USPL at which a quorum representing a majority of all outstanding voting stock is, either in person or by proxy, present and voting on the amendment, or by written consent in accordance with applicable state law and the Certificate of Incorporation and Bylaws of USPL, change the requirements as to eligibility to receive Options, increase the maximum number of shares of Stock in the aggregate that may be sold pursuant to Options granted under the Plan (except as permitted under Section 17 hereof). Except as permitted under Section 17 hereof, no amendment, suspension or termination of the Plan shall, without the consent of the holder of the Option, alter or impair rights or obligations under any Option theretofore granted under the Plan.

14.      EFFECT OF CHANGES IN CAPITALIZATION

         (a) RECAPITALIZATION. If the outstanding shares of Stock are increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of USPL by reason of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by USPL, occurring after the effective date of the Plan, the number and kinds of shares for the purchase of which Options may be granted under the Plan shall be adjusted proportionately and accordingly by USPL. In addition, the number and kind of shares for which Options are outstanding shall be adjusted proportionately and accordingly so that the proportionate interest of the holder of the Option immediately following such event, to the extent practicable, be the same as immediately prior to such event. Any such adjustment in outstanding Options shall not change the aggregate

Option Price payable with respect to shares subject to the unexercised portion of the Option outstanding shall include a corresponding proportionate adjustment in the Option Price per share. If there is a distribution payable in the capital stock of a subsidiary corporation (a "Spin-off Corporation") of USPL ("Spin-off Shares"), to the extent consistent with Treasury Regulation Section 1.425-1(a)(6) or the corresponding provision of any subsequent regulation, each outstanding Option shall thereafter additionally pertain to the number of Spin-off Shares that would have been received in such distribution by a shareholder of USPL who own a number of shares of Common Stock equal to the number of shares that are subject to the Option at the time of such distribution, the aggregate Option Price of the Option shall be allocated between the Spin-off Shares and the Common Stock in proportion to the relative fair market values of a Spin-off Share and a share of Common Stock immediately after the distribution of Spin-off Shares, and the Option shall be exercisable separately as to the shares of Common Stock and Spin-off Shares covered thereby.

         (b) REORGANIZATION IN WHICH USPL IS THE SURVIVING CORPORATION. Subject to the discretion of the Compensation Committee of the Board of Directors, if USPL shall be the surviving corporation in any reorganization, merger, or consolidation of USPL with one or more other corporations, any Option theretofore granted pursuant to the Plan shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to such Option would have been entitled immediately following such reorganization, merger or consolidation, with a corresponding proportionate adjustment of the Option Price per share so that the aggregate Option Price thereafter shall be the same as the aggregate Option Price of the shares remaining subject to the Option immediately prior to such reorganization, merger or consolidation.

         (c) DISSOLUTION OR LIQUIDATION; REORGANIZATION IN WHICH USPL IS NOT THE SURVIVING CORPORATION OR SALE OF ASSETS OR STOCK. Upon the dissolution or liquidation of USPL, the Plan and all Options outstanding hereunder shall terminate. In the event of any termination of the Plan under this Section 17
(c), each individual holding an Option shall have the right, immediately prior to the occurrence of such termination and during such reasonable period as the Board in its sole discretion shall determine and designate, to exercise such Option in whole or in part, whether or not such Option was otherwise exercisable at the time such termination occurs and without regard to any investing or other limitation on exercise imposed pursuant to Section 10 (b) above. In connection with a merger, consolidation, reorganization or other business combination of USPL with one or more other entities in which USPL is not the surviving entity, or upon a sale of all or substantially all of the assets of USPL to another entity, or upon any transaction (including, without limitation, a merger or reorganization in which USPL is surviving corporation) that results in any person or entity (or persons or entities acting as a group or otherwise in concert) owning more than 50 percent of the combined voting power of all classes of stock of USPL, USPL and the acquiring or surviving entity shall provide for the continuation of the Plan and the assumption of the Options theretofore granted, or for the substitution for such Options with new options covering the stock of a successor entity, or a parent or subsidiaries thereof, with appropriate adjustments as to the number and kinds of shares and exercise prices. The Board shall send prior written notice of the occurrence of an event described in this Section 17 (c) to all individuals who hold Options not later than the time at which USPL gives notice to of stockholders left such event is proposed.

         (d) ADJUSTMENTS. Adjustments under this Section 17 related to Stock or securities of USPL shall be made by the Board, whose determination in that respect shall be final, binding, and conclusive. No fractional shares of Stock or units of other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding and downward to the nearest whole share or unit.

         (e) NO LIMITATION ON CORPORATION. The grant of an Option pursuant to the Plan shall not affect or limiting anyway the right of or power of USPL to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve liquidate, were to sell or transferable or any part of its business or assets.

15.      DISCLAIMER OF RIGHTS

         No provision in the Plan or in any Option granted or Option Agreement entered into pursuant to the Plan shall be construed to confirm upon any individual the right to remain in the employ of USPL or to interfere in any way with the right and authority of USPL either to increase or decrease the compensation of any individual at any time, or to terminate any relationship between any individual and USPL.

16.      NON-EXCLUSIVITY OF THE PLAN

         Neither the adoption of the Plan nor the submission of the Plan to the stockholders of USPL for approval shall be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or individuals) as the Board in its discretion determines desirable, including, without limitation, the granting of stock options or stock appreciation rights otherwise than under the Plan.

         This Plan was duly adopted and approved by be Board of Directors of USPL effective as of the 10th day of March, 1999, subject to approval and adoption by the stockholders of USPL.



                                     ---------------------------
                                     Bruce C. Rosetto, Secretary

         This Plan was duly approved and adopted by the stockholders of USPL at a meeting held the 5th day of May, 1999.



                                     -------------------------
                                     Bruce C. Rosetto, Secretary

                                 REVOCABLE PROXY

                         U.S. PLASTIC LUMBER CORPORATION

                         ANNUAL MEETING OF STOCKHOLDERS

                                   MAY 5, 1999

The undersigned hereby constitutes and appoints Mark S. Alsentzer and Bruce C. Rosetto and each of them, as attorneys-in-fact and proxies of the undersigned, with full power of substitution for and in the name, place and stead of the undersigned to appear at the Annual Meeting of Stockholders (the "Annual Meeting") of U.S. Plastic Lumber Corporation. ("USPL"), to be held on the 5th day of May, 1999, and at any postponement or adjournment thereof, and to vote all of the shares of Common Stock of USPL which the undersigned is entitle to vote, with all the powers and authority the undersigned would possess if personally present. The undersigned directs this proxy to vote as follows:

         Please mark your votes as in this example.  [X]

1. The election as director of the nominees listed below for terms of four years (except as marked to the contrary):

                   Gary J. Ziegler            Louis J. Paolino

                     [ ]  FOR                 [ ] VOTE WITHHELD

      To withhold authority to vote for an individual nominee, write that nominee's name on the space provided below.

               ----------------------------


2. To ratify non-qualified stock option grants for employees and non-employee directors of the Company from June 25, 1998 through December 31, 1998.

           [ ] FOR                [ ]  AGAINST                 [ ] ABSTAIN

3.    To ratify the adoption of a 1999 Employee Stock Option Plan.

           [ ] FOR                [ ]  AGAINST                 [ ] ABSTAIN

4.    To ratify the adoption of a 1999 Non-Employee Director Stock Option Plan.

           [ ] FOR                [ ]  AGAINST                 [ ] ABSTAIN


5. To ratify the appointment of Arthur Andersen LLP as independent auditors for fiscal year ending December 31, 1999.

           [ ] FOR                [ ]  AGAINST                 [ ] ABSTAIN


                                  (Continued and to be signed on following page)

6. In their discretion, the proxies are authorized to vote on any other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEES LISTED AND FOR THE APPROVAL OF PROPOSALS 2, 3, 4 AND 5.

       THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF USPL

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED. IF NO INSTRUCTIONS TO THE CONTRARY ARE INDICATED, THE PERSONS NAME HEREIN INTENDS TO VOTE FOR THE ELECTION OF THE NOMINEES LISTED AND FOR THE APPROVAL OF PROPOSAL 2, 3, 4 AND 5. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

THE PROXY AGENTS PRESENT AND ACTING IN PERSON OR BY THEIR SUBSTITUTES (OR, IF ONLY ONE IS PRESENT AND ACTING, THEN THAT ONE) MAY EXERCISE ALL THE POWERS CONFERRED BY THIS PROXY. DISCRETIONARY AUTHORITY IS CONFERRED BY THIS PROXY AS TO CERTAIN MATTERS DESCRIBED IN THE COMPANY'S PROXY STATEMENT.

Should the undersigned be present and choose to vote at the Annual Meeting or at any adjournments or postponements thereof, and after notification to the Secretary of USPL at the Annual Meeting of the stockholder's decision to terminate this proxy, then the power of such attorneys or proxies shall be terminated and shall have no force and effect. This proxy may also be revoked by filing a written notice of revocation with the Secretary or by duly executing a proxy bearing a later date.

The undersigned hereby acknowledges receipt of the Company's 1998 Annual Report to Stockholders, Notice of the Company's Annual Meeting and the Proxy Statement relating thereto.



                                      DATE: ____________________________, 1999
                                              (Please date this Proxy)


                                      ----------------------------------------


                                      ----------------------------------------
                                      Signature(s)

                                      It would be helpful if you signed your
                                      name exactly as it appears on your stock certificate(s), indicating any official position or representative capacity. If shares are registered in more than one name, all owners should sign.



          PLEASE DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY IN THE
                        ENCLOSED POSTAGE PAID ENVELOPE.